UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LUMINAR TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2025 Annual Meeting
and Proxy Statement

Luminar Technologies, Inc.

[●], 2025, 11:00 a.m. Eastern Time

To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Luminar Technologies, Inc., on [●], 2025 at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/LAZR2025. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during and prior to the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://investors.luminartech.com.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and the proxy statement. The Annual Meeting materials include the Notice of Annual Meeting of Stockholders, the proxy statement, our annual report and the proxy card, and we expect to mail the Annual Meeting materials on or about [●], 2025. We have elected to utilize the “full set delivery” option. We are delivering to all stockholders paper copies of all the Annual Meeting materials, including a proxy card, as well as providing access to our Annual Meeting materials on a publicly available website. Our Annual Meeting materials are available online at www.proxyvote.com.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. Only stockholders of record at the close of business on June 3, 2025 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the proxy statement and the proxy card. Alternatively, you may follow the procedures outlined in the proxy statement and the proxy card to submit your vote by mail. Returning the proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend online and participate in the Annual Meeting, we encourage you to vote in advance of the Annual Meeting.

Sincerely,

Paul Ricci
Chief Executive Officer
[●],2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON [●], 2025: THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE AT www.proxyvote.com.

LUMINAR TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	[●], 2025 at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time.

Place:	Via live webcast on the internet at www.virtualshareholdermeeting.com/LAZR2025.

Items of Business:	1.	Election of three Class II directors.

	2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Luminar Technologies, Inc. (the “Company”) for the fiscal year ending December 31, 2025.

	3.	Approval on an advisory (non-binding) basis of the compensation of our named executive officers.

	4.	Approval for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our Class A common stock pursuant to that certain Securities Purchase Agreement, dated May 19, 2025 (the “Purchase Agreement”) entered into in connection with a Series A Convertible Preferred Stock financing with certain institutional accredited investors, without giving effect to the 19.99% cap provided under Nasdaq Listing Rule 5635(d).

	5.	Approval of an amendment to the Luminar Technologies, Inc. Amended and Restated 2020 Equity Incentive Plan to increase the authorized share reserve.

	6.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on June 3, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
Holders of our Class A common stock are entitled to one vote for each share held as of the above record date. Holders of our Class B common stock are entitled to ten votes for each share held as of the above record date. Holders of Series A Convertible Preferred Stock which are convertible into shares of Class A common stock are entitled to vote on an “as converted basis”. Holders of our Class A common stock, Class B common stock and Series A Convertible Preferred Stock will vote together as a single class on all matters described in this proxy statement, except that holders of Series A Convertible Preferred Stock may not participate in the vote on Proposal Four. Our Class A common stock and Class B common stock are sometimes collectively referred to in this proxy statement as our “common stock.”

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.luminartech.com/ir-resources/contact-ir or, if you are a registered holder, contact our transfer agent, Equiniti Trust Company, LLC, through its website at https://www.equiniti.com or by phone at (800) 937-5449 or (718) 921-8124.

By Order of the Board of Directors,

Paul Ricci Chief Executive Officer
[●], 2025

-i-

LUMINAR TECHNOLOGIES, INC.
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [●], 2025
[●], 2025
INFORMATION ABOUT SOLICITATION AND VOTING
A proxy is solicited on behalf of our board of directors of Luminar Technologies, Inc. (“Luminar”), for use at Luminar’s 2025 Annual Meeting of Stockholders (the "Annual Meeting" or “meeting”) to be held on [●], 2025 at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time via live webcast on the internet at www.virtualshareholdermeeting.com/LAZR2025. References in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” “the Company” or “Luminar” refer to Luminar Technologies, Inc.
INTERNET AVAILABILITY OF PROXY MATERIALS
We have elected to utilize the “full set delivery” option. We are delivering to all stockholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to all our proxy materials on a publicly accessible website. On or about [●], 2025, we first mailed our proxy materials to our stockholders of record at the close of business on June 3, 2025. Our proxy materials, including this proxy statement, form of proxy card, and Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) are available online at www.proxyvote.com.
This proxy statement and the accompanying proxy card directs stockholders as to the date and the time of the Annual Meeting and information on how to participate in and vote at the meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; and instructions on how to vote.
QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:    What is the purpose of the meeting?
A:    At the meeting, stockholders will act upon the proposals described in this Proxy Statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.
Q:    What proposals are scheduled to be voted on at the meeting?
A:    Stockholders will be asked to vote on the following proposals at the meeting:
1.To elect Alec E. Gores, Matthew J. Simoncini and Daniel D. Tempesta as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal (“Proposal One”);
2.To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal Two”);
3.To vote on a non-binding advisory resolution to approve the compensation of our named executive officers (“Proposal Three”);

4.To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of our Class A common stock pursuant to that certain Securities Purchase Agreement, dated May 19, 2025 (the “Purchase Agreement”) entered into in connection with a Series A Convertible Preferred Stock financing with certain institutional accredited investors, without giving effect to the 19.99% cap provided under Nasdaq Listing Rule 5635(d) (“Proposal Four”); and
5.To approve an amendment to the Luminar Technologies, Inc. Amended and Restated 2020 Equity Incentive Plan to increase the authorized share reserve (“Proposal Five”).
Holders of Series A Convertible Preferred Stock may not participate in the vote on Proposal Four.
Q:    Could matters other than Proposal One, Two, Three, Four and Five be decided at the meeting?
A:    Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Luminar, and we have not received notice of any such proposals. If any other matter were to properly come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.
Q:    How does the board of directors recommend I vote on these proposals?
A:    Our board of directors recommends that you vote your shares:
•“FOR ALL” the nominees to the board of directors (Proposal One);
•“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two);
•“FOR” the approval on an advisory (non-binding) basis of the compensation of our named executive officers (Proposal Three);
•“FOR” the approval of the full issuance of shares of our Class A common stock pursuant to the Purchase Agreement entered into in connection with a Series A Convertible Preferred Stock financing with certain institutional accredited investors, without giving effect to the 19.99% cap provided under Nasdaq Listing Rule 5635(d) (Proposal Four); and
•“FOR” the approval of an amendment to the Luminar Technologies, Inc. Amended and Restated 2020 Equity Incentive Plan to increase the authorized share reserve (Proposal Five).
Q:    Who may vote at the Annual Meeting?
A:    Stockholders of record as of the close of business on June 3, 2025, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting, except that holders of Series A Convertible Preferred Stock may not participate in the vote on Proposal Four. At the close of business on the Record Date, there were [●] shares of Class A common stock, 4,872,578 shares of Class B common stock, and [●] shares of Series A Convertible Preferred Stock ([●] shares of Class A common stock on an as converted basis assuming a conversion price of $[●] per $1,000 stated value as of the Record Date) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee
If your shares are held in an account at a broker, bank, or other similar organization, then you are the “beneficial owner” of shares held in “street name” (shares registered in the name of broker, bank or other similar organization), and you received these proxy materials from that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. To participate and vote at the Annual Meeting, you will need the control number included in your proxy card. If you are a beneficial owner, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your control number.
Q:    How do I vote?
A.    You may vote by telephone or internet, or by returning your proxy card by mail. You may also vote in person at the virtual Annual Meeting. To vote, follow the instructions on each proxy card that you receive. The procedures for voting are as follows:
•Vote by telephone or through the internet - in order to do so, please follow the instructions shown on your proxy card;
•Vote by mail - if you received your proxy materials by mail, simply complete, sign and date the enclosed proxy card or voting instructions and return it before the meeting in the pre-paid envelope provided; or
•Vote in person at the virtual Annual Meeting - you may virtually attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LAZR2025 and vote your shares electronically before the polls close during the Annual Meeting. To participate and vote at the Annual Meeting, you will need the control number included in your proxy card. If you are a beneficial owner, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your control number.
Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on [●], 2025 and by 11:59 p.m. Eastern Time, on [●], 2025 for shares held in the Luminar 401(k) of Luminar Technologies, Inc. Submitting your proxy, whether by telephone, through the internet, or by mail will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote prior to the Annual Meeting.
Q:    How do I vote by internet or telephone?
A.    If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your proxy card. Please have each proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.
The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.
Q:    What shares can I vote?
A:    Each share of Class A common stock, Series A Convertible Preferred Stock (voting on an as converted basis) and Class B Stock issued and outstanding as of the close of business on June 3, 2025 is entitled to vote on all items being voted on at the meeting, except that holders of Series A Convertible Preferred Stock may not participate in the vote for Proposal Four. You may vote all shares owned by you as of June 3, 2025, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Q:    How many votes am I entitled to per share?
A:    Each holder of shares of (i) Class A common stock (or Class A common stock issuable upon conversion of Series A Convertible Preferred Stock) is entitled to one vote for each share of Class A common stock held (or deemed held) as the Record Date and (ii) Class B common stock is entitled to ten votes for each share of Class B common stock held as of the Record Date.
Q:    What is the quorum requirement for the meeting?
A:    The holders of a majority of the voting power of the shares of our Class A common stock, and Class B common stock, and Series A Convertible Preferred Stock (on an as converted basis), voting together as a single class, entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Q:    How are abstentions and broker non-votes treated?
A:    Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposals One, Two, Three or Four.
A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any "non-routine" matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of Proposals One, Two, Three or Four.
Note that if you are a beneficial holder, your broker or other nominee will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, “non-routine” matters include all proposals other than Proposal Two, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.
Q:    What is the vote required for each proposal?
A:    The votes required to approve each proposal are as follows:
•Proposal One: Each director elected shall be elected by a plurality of the votes of the shares of our Class A common stock, Class B common stock and Series A Convertible Preferred Stock (voting together as a single class) present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
•Proposals Two, Three, Four and Five: Approval will be obtained if the proposal receives the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal.
Q:    If I submit a proxy, how will it be voted?
A:    When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”
Q:    What should I do if I receive more than one proxy or voting instruction card?
A:    Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials, proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.
Q:    Can I change my vote or revoke my proxy?
A:    You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.
If you are the stockholder of record, you may change your vote by:
•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

•providing a written notice of revocation to Luminar’s Secretary at Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, Florida 32826, prior to your shares being voted; or
•participating in the Annual Meeting and voting electronically online at www.virtualshareholdermeeting.com/LAZR2025. Participation alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at www.virtualshareholdermeeting.com/LAZR2025.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to change your vote, you must contact that firm to revoke any prior voting instructions.

Q:    How can I attend the Annual Meeting in person?
A:    There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating online if you are a stockholder of record or a street name stockholder as of June 3, 2025, the Record Date. See, “How can I participate in the Annual Meeting?” below for more details. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.
Q.    How can I participate in the Annual Meeting?
A:    The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/LAZR2025. You will also be able to vote your shares electronically at the Annual Meeting. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card.
The meeting webcast will begin promptly at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time/7:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures. We plan to have a webcast replay which will be posted to the Investor Relations section of our website, which is located at https://investors.luminartech.com.
Q:    Can I submit questions prior to the meeting?
A:    Yes, following the meeting, there will be an informal Question and Answer period as time permits. As a stockholder, you may submit questions to the Company in writing by visiting the website www.proxyvote.com, and following the instructions provided. Stockholders may also submit questions live during the meeting on www.virtualshareholdermeeting.com/LAZR2025.
Q:    What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:    If you encounter any technical difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number posted at www.virtualshareholdermeeting.com/LAZR2025. Technical support will be available starting at 10:45 a.m. Eastern Time/7:45 a.m. Pacific Time on [●], 2025.

Q:    Why is the Annual Meeting being held only online?
A:    We believe that hosting a virtual meeting will expand access, facilitate stockholder attendance and participation and reduce costs. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
Q:    Is there a list of stockholders entitled to vote at the Annual Meeting?
A:    The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for 10 days prior to the meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Secretary at Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, Florida 32826 or by e-mail at investors@luminartech.com to arrange for access to the stockholder list.
Q:    Who will tabulate the votes?
A:    A representative of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:    Where can I find the voting results of the Annual Meeting?
A:    We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:    The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”
Brokers with account holders who are Luminar stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Luminar that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, Florida 32826 or (3) contact our Investor Relations department by email at investors@luminartech.com. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:    What if I have questions about my Luminar shares or need to change my mailing address?
A:    If you are a stockholder of record, you may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449 or (718) 921-8124, or through its website at https://www.equiniti.com or by U.S. mail at 55 Challenger Rd, Ridgefield Park, NJ 07660, if you have questions about your Luminar shares or need to change your mailing address.
Q:    Who is soliciting my proxy and paying for the expense of solicitation?
A:    The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.
Q:    What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2026 Annual Meeting, or for consideration at our 2026 Annual Meeting?
A:    Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Secretary at our principal executive office. Our current principal executive office is located at 2603 Discovery Drive, Suite 100, Orlando, Florida 32826. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2026 Annual Meeting, stockholder proposals must be received by our Secretary no later than [●], 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for Stockholder Nomination of Director Candidates and Stockholder Proposals to be presented at our 2026 Annual Meeting:
Our amended and restated bylaws provide that stockholders may nominate persons for election to the Board and present proposals to be considered at an annual meeting by providing timely notice to our Secretary at our principal executive office. To be timely for our 2026 Annual Meeting, our Secretary must receive the written notice at our principal executive office:
•not earlier than the close of business on [●], 2026, and
•not later than the close of business on [●], 2026.
If we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after [●], 2026 (the one-year anniversary date of the Annual Meeting), then notice of a nomination or stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:
•not earlier than the close of business on the 120th day prior to such annual meeting, and
•not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.
A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Luminar of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Luminar does not need to present the proposal for vote at such meeting.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b).

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our board of directors currently consists of nine directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Our board of directors consists of three Class I directors, Dr. Maguire, Ms. Martin and Mr. Ricci; three Class II directors, Messrs. Gores, Simoncini and Tempesta; and three Class III directors, Mr. Schiano, Dr. Jepsen and Mr. Russell.
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Director Name	Class	Election Year	Age(1)	Position(s)	Director Since
Shaun Maguire, PhD	I	2027	39	Director	2021
Katharine A. Martin	I	2027	62	Director	2021
Paul Ricci	I	2027	68	CEO, Director	2025
Alec E. Gores	II	2025	72	Director	2020
Matthew J. Simoncini	II	2025	64	Director	2020
Daniel D. Tempesta	II	2025	54	Director	2022
Mary Lou Jepsen, PhD	III	2026	60	Director	2021
Austin Russell	III	2026	30	Director	2020
Dominick Schiano	III	2026	70	Director	2024
(1) As of May 27, 2025.

Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our Company. Our Corporate Governance Guidelines are available on the Investor Relations section of our website, which is located at https://investors.luminartech.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating & ESG committee.
The board of directors is committed to governance practices that promote long-term stockholder value and strengthen board and management accountability to our stockholders, clients and other stakeholders. The following table highlights many of our key governance practices.

Corporate Governance Highlights
•Seven of our nine directors are independent
•Independent standing board committees
•Annual board and committee self-assessment process
•Lead Independent Director
•Regular meetings of our independent directors without management present
•Strong focus on pay-for-performance
•Clawback policy on executive compensation
•Environmental, social and governance (“ESG”) matters and related disclosures are overseen by the nominating & ESG committee
•Board Commitment to Diversity: The board is committed to actively seeking highly qualified women and individuals from underrepresented groups to include in the pool from which new candidates are selected

Board Leadership Structure
The board of directors does not anticipate having a policy requiring the positions of the Chairperson of the Board and Chief Executive Officer to be separate or held by the same individual. The board of directors believes that this determination should be based on circumstances existing from time to time, based on criteria that are in Luminar’s best interests and the best interests of its stockholders, including the composition, skills and experience of the board of directors and its members, specific challenges faced by Luminar or the industry in which it operates and governance efficiency. Currently, there is no Chairperson of the board.
Mr. Simoncini was appointed lead independent director on February 19, 2025 and serves as a liaison between management and the independent directors and leads executive sessions of independent directors.
There are no family relationships among any of our directors or executive officers.
Succession Planning
The board of directors plans for Chief Executive Officer succession and reviews senior management selection and succession planning in order to assure the orderly functioning and transition of the management of the Company, in the event of emergency or retirement of the Chief Executive Officer.
As part of this process, the independent directors, in consultation with the Chief Executive Officer, assess the Company’s management needs and the abilities of potential successors. In identifying potential successors, the board considers, among other things, a candidate’s experience, understanding of the Company’s business environment, leadership qualities, knowledge, skills, expertise, integrity and reputation in the business community.
Our Board of Directors’ Role in Risk Oversight
Management continually monitors the material risks we face, including financial risk, strategic risk, enterprise and operational risk, cybersecurity risk and legal and compliance risk, and one of the key functions of the board of directors is informed oversight of our risk management process. The board of directors administers this oversight function directly through the board as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

The Board
Our board, as a whole, is responsible for risk oversight, and for monitoring and assessing strategic risk exposure. At its regularly scheduled meetings, the board receives management updates and Committee reports regarding business operations, financial results, Committee activities, strategy, and discusses risks related to the business.

Audit Committee
Our audit committee has the responsibility to consider and discuss our major financial risk exposures, operational risk management, cybersecurity risk management, and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements.

Compensation & Human Capital Management Committee
The compensation & human capital management committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Nominating and ESG Committee
The nominating & ESG committee monitors the effectiveness of our governance guidelines and reviews and evaluates the Company’s risks relating to ESG matters.
In order to enhance board oversight in key areas of the Company’s business, the board from time to time forms additional committees.

Board Oversight of Cybersecurity Risk
Cybersecurity is a critical part of our risk management processes and a growing focus for our Board and management. The audit committee of our board is responsible for overseeing cybersecurity, including the assessment, prevention, detection, and remediation of cyber risks, threats, and incidents. The audit committee receives updates from management on our cybersecurity threat risk management and strategy, covering topics such as data security posture and progress towards risk-mitigation-related goals. The audit committee reviews materials such as a cybersecurity scorecard and discusses the Company’s ability to mitigate risks with our Vice President of IT, who is responsible for cybersecurity. The audit committee chair is immediately notified of incidents, depending on their nature and severity, and incidents are further reviewed periodically. Material cybersecurity matters are also periodically reviewed with the full board of directors.
Independence of Directors; Controlled Company Exemption
Our board of directors has determined that none of the members of our board of directors other than Mr. Ricci, our Chief Executive Officer, and Mr. Russell, who served as our Chief Executive Officer until May 14, 2025, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of Shaun Maguire, PhD, Katharine A. Martin, Mary Lou Jepsen, PhD, Alec E. Gores, Dominick Schiano, Matthew J. Simoncini, and Daniel D. Tempesta is “independent” as that term is defined under the rules of the Nasdaq Stock Market (“Nasdaq”). Our board of directors has also determined that all members of our audit committee, compensation & human capital management committee and nominating & ESG committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.
Mr. Russell controls a majority of the voting power of our outstanding capital stock. As a result, we are a “controlled company” under Nasdaq rules. As a controlled company, we are exempt from certain Nasdaq corporate governance requirements, including those that would otherwise require the board of directors to have a majority of independent directors and require that we establish a compensation committee comprised entirely of independent directors, or otherwise ensure that the compensation of our executive officers and nominees for directors are determined or recommended to the board of directors by the independent members of the board of directors. While we do not currently intend to rely on any of these exemptions, we will be entitled to do so for as long as we are considered a “controlled company,” and to the extent we rely on one or more of these exemptions, holders of our capital stock will not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries. Based on information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our audit committee satisfies the independence requirements of the SEC rules.
In order to be considered independent for purposes of Rule 5605(d)(2)(A) of the Nasdaq Rules, a member of a compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board or any other board committee: (1) accept any consulting, advisory, or other compensatory fee from the listed company, other than for board service; or (2) be an affiliated person of the listed company. Based on information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our compensation & human capital management committee satisfies the independence requirements of the Nasdaq Rules.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation & human capital management committee and a nominating & ESG committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.luminartech.com by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.

INDEPENDENT DIRECTORS	Audit Committee	Compensation & Human Capital Management Committee	Nominating & ESG Committee

Alec E. Gores

Mary Lou Jepsen, PhD

Shaun Maguire, PhD

Katharine A. Martin

Dominick Schiano

Matthew J. Simoncini

Daniel D. Tempesta

NON-INDEPENDENT DIRECTORS
Paul Ricci
Austin Russell

Lead Independent Director	Financial Expert

Committee Chairperson	Committee Member

Audit Committee

Current Members: Daniel D. Tempesta*(chair) Matthew J. Simoncini* Dominick Schiano* *Audit Financial Expert
Responsibilities:
Pursuant to its charter, our Audit Committee, is responsible for:
•Selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•Helping to ensure the independence and overseeing the performance of the independent registered public accounting firm;
•Reviewing and discussing the results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•Reviewing our financial statements and critical accounting policies and estimates;
•Reviewing the adequacy and effectiveness of our internal controls;
•Developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls, or audit matters;
•Overseeing and reviewing our policies on risk assessment and risk management, including overseeing cybersecurity, data privacy and other risks relevant to our computerized information system controls and security;
•Overseeing compliance with our Code of Business Conduct and Ethics;
•Reviewing related party transactions;
•Unless delegated to a separate committee of the board: (i) periodically receiving reports from management to help fulfill the committee’s duties to oversee the principal risk exposures facing the Company and the Company’s mitigation efforts in respect of such risks; and (ii) reviewing the Company’s risk management framework and programs, the Company’s adherence to risk limits and its established risk appetite, and the framework by which management discusses the Company’s risk profile and risk exposures with the board and its committees and annually recommending to the board the articulation and establishment of the Company’s risk appetite; and
•Overseeing our business continuity and disaster preparedness planning; and approving or, as permitted, pre-approving all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

Independence:
The composition of our Audit Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

The board of directors determined that each of Messrs. Simoncini, Schiano and Tempesta meets the requirements for independence and financial sophistication under the current Nasdaq listing standards and SEC rules and regulations, including Rule 10A-3.

Meetings: 12 meetings during 2024.

Our audit committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq, and which is available on our website. All audit services provided to us and all permissible non-audit services, provided to us by our independent registered public accounting firm are approved in advance by the audit committee.

Each of Mr. Schiano, Mr. Simoncini and Mr. Tempesta is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of the audit committee and the board of directors.
Compensation & Human Capital Management Committee

Current Members: Katharine A. Martin (chair) Mary Lou Jepsen, PhD Matthew J. Simoncini
Responsibilities:
Pursuant to its charter, our Compensation & Human Capital Management Committee, is responsible for:
•Reviewing, approving and determining, or making recommendations to the board of directors regarding, the compensation of our executive officers, including the CEO;
•Making recommendations regarding non-employee director compensation to our board of directors;
•Administering our equity compensation plans and agreements with our executive officers;
•Reviewing, approving and administering incentive compensation and equity compensation plans;
•Reviewing with management annually risks arising from the Company’s compensation policies and practices applicable to employees;
•Overseeing the Company’s risks, opportunities, programs, practices, policies, strategies, measures, objectives and performance relating to recruiting, talent development and retention, culture, diversity, equity and inclusion and human health and safety; and
•Reviewing and approving our overall compensation philosophy.

Independence: The composition of our Compensation & Human Capital Management Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Meetings: 7 meetings during 2024.
The compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and Nasdaq listing standards, and is available on our website. The charter allows the compensation committee to delegate its responsibilities to a subcommittee of the compensation committee, as may be necessary or appropriate, and within certain limits. In addition, to the extent permitted by applicable law, the compensation committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company.

Nominating & ESG Committee

Current Members: Mary Lou Jepsen, PhD (chair) Shaun Maguire, PhD Katharine A. Martin
Responsibilities:
Pursuant to its charter, our Nominating & ESG Committee, is responsible for:
•Recommending to the board for determination the desired qualifications, expertise and characteristics of Board members, with the goal of developing a diverse, experienced and highly qualified board;
•Identifying and evaluating individuals qualified to serve as members of the board, consistent with criteria approved by the board, and making recommendations to the board of directors regarding nominees for election to the board and its committees;
•Considering and making recommendations to the board of directors regarding the composition of the board and its committees;
•Overseeing corporate governance and related matters;
•Developing and making recommendations to the board of directors regarding corporate governance guidelines and ESG matters;
•Overseeing the Company’s ESG risks, opportunities, programs, policies, practices, measures, objectives and performance;
•Reviewing any proposals properly submitted by stockholders for action at the annual meeting of stockholders and making recommendations to the board regarding action to be taken in response to each such proposal;
•Overseeing an annual evaluation of the board and its committees;
•Reviewing and monitoring key public policy trends, issues, regulatory matters and other concerns that may affect our business, strategies, operations, performance or reputation, and overseeing our engagement in the public policy process; and
•Contributing to succession planning.

Independence: The composition of our Nominating & ESG Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.
Meetings: 3 meetings during 2024.

The nominating & ESG committee operates under a written charter, which satisfies the applicable rules of the SEC and the Nasdaq listing standards and is available on our website.
Board Assessment
Our Corporate Governance Guidelines provide that the nominating & ESG committee is responsible for overseeing an annual self-evaluation of the board of directors as a whole and its committees. Such evaluations were conducted in 2025 to assess the performance of the board and each of the standing committees in 2024.

The evaluation topics for the assessment included (i) board and committee composition and structure, (ii) access to and review of information from management and (iii) culture with respect to promoting candid communication and rigorous decision making.
Our board and committee evaluation process included the following steps:

Board Evaluation	Our board responded to tailored questionnaires, meant to enhance the board’s overall effectiveness by identifying the best practices of a highly effective board and identifying suggested ways to implement these best practices.

Committee Evaluations
The directors also responded to a tailored set of questions for each of their committee assignments and identified committee strengths and accomplishments in 2024 together with recommended changes in committee practices for 2025.

Independent Third-Party Report	To protect anonymity and the integrity of our board and Committee evaluation process, the Company’s outside counsel compiled responses to board and Committee evaluations into a report for the board of directors.

Discussion of Results	The results of the board and committee evaluations process were presented to the board of directors which discussed the evaluations and determined if any follow-up actions were appropriate.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. The board of directors met 6 times during the fiscal year ended December 31, 2024. The audit committee met 12 times during the fiscal year ended December 31, 2024 and the compensation committee met 7 times during the fiscal year ended December 31, 2024. The nominating & ESG committee met 3 times during the year ended December 31, 2024.
During 2024, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of the directors then in office attended the last annual meeting of stockholders of the Company.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors may do so by letters addressed to the attention of our Chief Financial Officer.
All communications are reviewed by the Chief Financial Officer and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Luminar Technologies, Inc.
2603 Discovery Drive, Suite 100
Orlando, Florida 32826
Attn: Chief Financial Officer
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://investors.luminartech.com by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.
Insider Trading Policy, Hedging and Pledging
Our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us and applies to all of our officers, directors and employees. Directors, officers and other employees are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan, provided that certain limited exceptions may be granted. The policy prohibits directors and all employees from purchasing any financial instruments (such as prepaid variable forward contracts, equity swaps, collars or exchange funds) or otherwise engaging in any transactions that hedge the risk of Company stock ownership. In addition, we prohibit our executive officers, directors and employees from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit and maintain a quarterly black-out window where applicable individuals may not trade in our securities.
Director Compensation
We maintain a non-employee director compensation program which is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Our non-employee director compensation policy (the “Director Compensation Policy”), provides that each non-employee director will receive the following compensation for service on our board.
Cash Compensation. Each of our non-employee directors receives $12,500 per quarter to serve as a member of our board, and any future lead independent director of our board will receive an additional $7,500 per quarter to serve in such capacity. Our non-employee directors do not receive per meeting fees.

In addition, each chair of our audit committee, compensation & human capital management committee, and nominating & ESG committee, receives $6,250, $5,000, and $2,500 per quarter, respectively, for serving as chair of these committees. The members of our audit committee, compensation & human capital management committee, and nominating & ESG committee who are not the chair of the respective committee, receive $3,125, $2,500, and $1,250 per quarter, respectively, to serve on these committees.
Each non-employee director may elect to convert up to 100% of their cash compensation into restricted stock units (“RSUs”) (such election, a “Cash to RSU Election”) as set forth in the Director Compensation Policy.
Non-employee directors are reimbursed for all reasonable travel and related expenses incurred in connection with attending board and committee meetings.
Equity Compensation. Additionally, non-employee directors each receive equity compensation. On the date of each annual meeting of our stockholders, each new and continuing non-employee director is granted RSUs under our Amended and Restated 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”), covering shares having a value of $200,000. Each annual RSU award shall vest in full on the first to occur of (i) the one-year anniversary of the grant date or (ii) the date of the next annual meeting, subject to the applicable director’s continued service as a member of the board through such vesting date.
In addition, each person who is elected or appointed for the first time to be a director will in each case automatically, upon the first practicable date following their initial election or appointment to be a director, be granted RSUs under the 2020 Equity Incentive Plan covering shares having a value of $400,000. Each initial RSU award shall vest in equal annual installments over the three-year period following the grant date, subject to the applicable director’s continued service as a member of the board through each such vesting date.
For each non-employee director who remains in continuous service as a member of the board until immediately prior to the closing of a “Change in Control” (as defined in the 2020 Equity Incentive Plan), any unvested portion of any RSU award granted in consideration of such director’s service as a member of the board shall vest in full immediately prior to, and contingent upon, the consummation of the Change in Control.
Each non-employee director may elect pursuant to the terms and conditions and within the timeframe prescribed by the Company from time to time to defer all or a portion of the RSUs issuable to them pursuant to the Director Compensation Policy (including pursuant to Cash to RSU Elections) into deferred RSUs that will be distributed (or, in the case of installments, to commence being distributed) as set forth in the Director Compensation Policy from time to time.

The following table sets forth information concerning the compensation of our non-employee directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)		Total ($)
Alec E. Gores	$51,393		$192,245	(3)	$243,638
Matthew J. Simoncini	87,785		192,245	(3)	280,030
Mary Lou Jepsen, PhD	71,393		192,245	(3)	263,638
Katharine A. Martin	76,393		192,245	(3)	268,638
Jun Hong Heng (4)	72,500		192,245	(3)	264,745
Shaun Maguire, PhD	55,000		192,245	(3)	247,245
Dominick Schiano	12,500	(5)	486,887	(6)	499,387
Daniel D. Tempesta	65,285		192,245	(3)	257,530
(1)The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of RSUs granted during the fiscal year ended December 31, 2024, as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). These amounts reflect our accounting expense for these RSUs and do not represent the actual economic value that may be realized by each non-employee director. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(2)Our non-employee directors who served in 2024 held the following number of unexercised stock options and outstanding unvested RSUs as of December 31, 2024:

Name	Stock Options	RSUs
Alec E. Gores	—	8,216
Matthew J. Simoncini	22,718	8,216
Mary Lou Jepsen, PhD	—	8,216
Katharine A. Martin	—	8,216
Jun Hong Heng	—	8,216
Shaun Maguire, PhD	—	8,216
Dominick Schiano	—	30,915
Daniel D. Tempesta	—	9,385
(3)Represents 8,216 RSUs granted on June 5, 2024 and scheduled to vest on the earlier of June 5, 2025 or the date of our 2025 Annual Meeting of Stockholders, subject to the continuous service of the RSU holder on the vesting date.
(4)Mr. Heng resigned from the board of directors on May 14, 2025.

(5)Mr. Schiano was appointed to the board of directors effective November 13, 2024. The amount shown reflects prorated fees Mr. Schiano earned for service during the portion of the fiscal year 2024 during which he served as a director.
(6)Represents 30,915 RSUs granted upon joining the board of directors on November 13, 2024. The RSUs will vest in three equal annual installments on the first, second and third anniversaries of November 13, 2024, subject to continuous service on each vesting date.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating & ESG committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board regarding director candidate qualifications. In recommending candidates for nomination, our nominating & ESG committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth above under “Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2026 Annual Meeting” and “Requirements for Stockholder Proposals to be presented at our 2026 Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating & ESG committee is responsible for developing and recommending to our board the desired qualifications, expertise and characteristics of members of our board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating & ESG committee may take into consideration such factors as a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, willingness and ability to devote adequate time and effort to board responsibilities in the context of the existing composition, and experience in other areas that are expected to contribute to the board’s overall effectiveness and needs of the board and its committees.
Our board of directors affirms the value placed on diversity within our Company. Through the nomination process, our nominating & ESG committee seeks to promote board membership that reflects a diversity of talents, skills, background, including with respect to age, gender, national origin, sexual orientation and identification, race, ethnicity and culture and expertise necessary to provide sound and prudent oversight with respect to the operations and interests of the business and has approved a requirement to have diverse candidates in its candidate pool of nominees. Further, our board of directors is committed to actively seeking highly qualified women and individuals from underrepresented groups to include in the pool from which new candidates are selected.

New Director Onboarding and Continuing Education
The Company provides for an orientation process for new directors that includes background material, meetings with senior management and visits to Company facilities.
The board also encourages all directors to stay abreast of developing trends for directors from the variety of sources available. Directors may participate in continuing educational programs relating to the Company’s business, corporate governance or other issues pertaining to their directorships in order to maintain the necessary level of expertise to perform their responsibilities as directors.
Board Diversity, Tenure, and Age
The following table provides information on the diversity of the current members of our board of directors as of May 15, 2025.
Our board of directors is committed to actively seeking highly qualified women and individuals from underrepresented groups to include in the pool from which new candidates are selected.
A brief biographical description of each director nominee and continuing director set forth in “Proposal One: Election of Directors” below includes the primary experience, qualifications, attributes and skills of each director nominee or continuing director that led to the conclusion that such person should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS
The current Class III and Class I directors will serve until our annual meetings of stockholders to be held in 2026 and 2027, respectively, or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Upon the recommendation of the nominating & ESG committee, our board of directors has nominated Alec Gores, Matthew Simoncini and Daniel Tempesta to be elected as Class II directors at the Annual Meeting, each to serve a three-year term expiring at our annual meeting of stockholders to be held in 2028 or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Messrs. Gores, Simoncini and Tempesta are currently Class II directors and are standing for re-election at the Annual Meeting.
Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
Information regarding director nominees as of June 3, 2025 is provided in the table below and in the additional biographical descriptions set forth below.

Name	Age	Position
Alec E. Gores	72	Director nominee
Matthew J. Simoncini(1)	64	Director nominee
Daniel D. Tempesta(2)	54	Director nominee
____________
(1) Lead Independent Director, Chairman of the Audit Committee and member of the Compensation & Human Capital Management Committee.
(2) Member of the Audit Committee.
Alec E. Gores has served as a member of our board of directors since December 2020. Mr. Gores is the Founder, Chairman and Chief Executive Officer of The Gores Group, a global investment firm focused on acquiring businesses that can benefit from the firm’s operating expertise. Mr. Gores implemented an operational approach to private equity investing when he founded The Gores Group in 1987 by operating businesses alongside management, or in some cases in lieu of management, to build value in those entities. Since then, the firm has acquired more than 120 businesses including a current portfolio of eight active companies worldwide. Mr. Gores began his career as a self-made entrepreneur and operating executive. In 1978, he self-funded and founded Executive Business Systems (EBS), a developer and distributor of vertical business software systems. Within seven years, EBS had become a leading value-added reseller in Michigan and employed over 200 people. In 1986, CONTEL purchased EBS, and Mr. Gores subsequently began acquiring and operating non-core businesses from major corporations and building value in those entities, a decision that ultimately led to the founding of what has evolved into The Gores Group today. Under his leadership, The Gores Group has continued to acquire businesses in need of operational and financial resources, while creating value and working with management teams to establish an entrepreneurial environment as a foundation for sustainable growth. This philosophy has served the firm well. Mr. Gores served as the Chairman of the Board of Directors of Gores Holdings I from its inception in June 2015 until completion of the Hostess acquisition in November 2016, as the Chairman of the Board of Directors of Gores Holdings II since its inception in August 2016 until completion of the Verra acquisition in October 2018 and as the Chairman of the Board of Directors of

Gores Holdings III since its inception in October 2017 until the completion of the PAE acquisition in February 2020, as the Chairman of the Board of Directors of Gores Holdings IV from June 2019 until the completion of the UWM acquisition in January 2021, as the Chairman of the Board of Directors of Gores Holdings V from June 2020 until the completion of the AMP acquisition in August 2021, as the Chairman of the Board of Directors of Gores Holdings VI from June 2020 until the completion of the Matterport acquisition in July 2021, and as Chairman of the Board of Directors of Gores Guggenheim from December 2020 until the completion of the Polestar acquisition in July 2022. Mr. Gores served as the Chief Executive Officer and a Director of Gores Metropoulos II from July 2020 until the completion of the Sonder acquisition in January 2022. Mr. Gores served as the Chairman of the board of directors of Gores Holdings VII from September 2020, Gores Holdings VIII from September 2020, Gores Technology from December 2020, and Gores Technology II from December 2020, until their respective terminations in December 2022. Mr. Gores has served as the Chairman of the Board of Directors of Gores Holdings IX since January 2021 and Gores Holdings X since January 2021. Mr. Gores holds a degree in Computer Science from Western Michigan University.
We believe Mr. Gores is qualified to serve on our board of directors based on his significant investment and financial expertise.
Matthew J. Simoncini has served as a member of our board of directors since December 2020 and previously served on Legacy Luminar’s board of directors since June 2020. He was elected as Lead Independent Director in February 2025. Mr. Simoncini previously served on the boards of directors of Cooper-Standard Holdings Inc., a leading global supplier of systems and components for the automotive industry, from August 2018 to May 2020, and Kensington Capital Acquisition Corp., a special purpose acquisition company focused on companies in the automotive sector, from June 2020 to December 2022. From September 2011 until his retirement in February 2018, Mr. Simoncini served as President and Chief Executive Officer and as a member of the board of directors of Lear Corporation (NYSE: LEA) (“Lear”), a global automotive technology company, and he served as Chief Financial Officer of Lear from September 2007 to September 2011. Mr. Simoncini joined Lear in May 1999 after Lear acquired UT Automotive, a supplier of electronic and interior products for the auto industry, where he served as Director of Global Financial Planning & Analysis from April 1996 to May 1999. Mr. Simoncini holds a B.A. in business administration and an Honorary Doctorate of Law from Wayne State University.
We believe Mr. Simoncini is qualified to serve on our board of directors based on his extensive executive leadership and management experience and his significant strategic and financial expertise in the automotive and automotive-related industries.
Daniel D. Tempesta has served as a member of our board of directors since August 2022. Mr. Tempesta served as the Executive Vice President and Chief Financial Officer of Nuance Communications, Inc., a technology pioneer with market leadership in conversational AI and ambient intelligence, from 2015 to December 2023, including through its acquisition by Microsoft Corporation in March 2022. Prior to this, he was SVP, Chief Accounting Officer and Corporate Controller at Nuance from 2008 to 2015, and at Nuance his responsibilities included oversight of the finance and accounting operations, as well as tax, treasury, investor relations, order management, and procurement. Prior to Nuance, Mr. Tempesta served as the Corporate Controller and Chief Accounting Officer at Teradyne, Inc. He began his career with PricewaterhouseCoopers LLC, where he held a number of roles in the assurance practice serving technology clients.
We believe Mr. Tempesta is qualified to serve on our board of directors due to his extensive financial expertise and executive leadership experience.

Continuing Directors
Information regarding directors as of June 3, 2025 who are serving for terms that end following the Annual Meeting are provided in the table below and in the additional biographical descriptions set forth below.

Name	Age	Position
Mary Lou Jepsen, PhD(2)(3)	60	Director
Shaun Maguire, PhD(3)	39	Director
Katharine Martin(2)(3)	62	Director
Paul Ricci	68	Director
Austin Russell	30	Director
Dominick Schiano(1)	70	Director
___________
(1)    Member of the audit committee.
(2)    Member of the compensation & human capital management committee.
(3)    Member of the nominating & ESG committee.
Mary Lou Jepsen, PhD has served as a member of our board of directors since February 2021. Dr. Jepsen has served as the CEO, Founder and Chairperson of the board of directors of Openwater, a San Francisco based medical diagnostics and therapeutic wearable device technology company, since August 2016. Previously, Dr. Jepsen served as the Executive Director of Engineering at Meta, Inc. (formerly known as Facebook, Inc.) and Head of Display Technologies at Oculus from January 2015 to August 2016, and before that, served a similar role at Google, Inc. and X (formerly Google X) from 2012 to 2015. She also co-founded and served as the Chief Technology Officer of One Laptop per Child, a nonprofit organization, of which she was the lead architect designing $100 laptops that were shipped to millions of children in the developing world. Dr. Jepsen has served on the board of directors of Lear, a leading global tier-1 automotive components supplier, since March 2016. Dr. Jepsen also serves as a member of Engineering Advisory Council at Brown University and School of Engineering and College of Computing, Data Science and Society Advisory Board at the University of California, Berkeley. Dr. Jepsen holds a Ph.D. degree from Brown University in Optical Sciences, an M.S. from Massachusetts Institute of Technology in Visual Studies and a Sc.B. from Brown University in Electrical Engineering and Studio Art.
We believe Dr. Jepsen is qualified to serve on our board of directors based on her exceptional track record of leadership and innovation including her senior management experience in the technology industry and as a board member of a publicly traded company.
Shaun Maguire, PhD has served as a member of our board of directors since June 2021 and is currently a General Partner at Sequoia Capital. Prior to joining Sequoia Capital in July 2019, Dr. Maguire served as Co-Founder and Chairman of Expanse (formerly known as Qadium) from May 2012 to December 2020, when Expanse was acquired by Palo Alto Networks. Dr. Maguire also served as Partner of GV from 2016 to 2019, Co-Founder of Escape Dynamics, Inc. from 2010 to 2015, Consultant at the Defense Advanced Research Projects Agency from 2011 to 2012 and a member of the Algorithmic Trading Group at the DRW Trading Group in 2008. Dr. Maguire serves on the boards of Vise, AMP Robotics, Gather and Knowde. Dr. Maguire received his Ph.D. in Physics from the California Institute of Technology, M.S. in Control and Dynamical Systems from the California Institute of Technology, M.S. in Statistics from Stanford University and B.A. in Mathematics from the University of Southern California.
We believe that Dr. Maguire is qualified to serve as a director because of his significant investment, cybersecurity and technology expertise, which enables him to bring to the board of directors unique perspectives as well as valuable insights and experience.

Katharine A. Martin has served as a member of our board of directors since February 2021. Ms. Martin is a partner at Wilson Sonsini Goodrich & Rosati (“WSGR”). Prior to joining WSGR, Ms. Martin was a partner of Pillsbury Madison & Sutro LLP. Ms. Martin also serves on the board of directors of YMCA of Silicon Valley and Wilson Sonsini Foundation, each a nonprofit organization. She previously served on the board of directors of Nuance Communications, a technology pioneer and market leader in conversational artificial intelligence and ambient clinical intelligence, from 1999 to 2018. Ms. Martin has over 35 years’ experience practicing corporate and securities law, and has extensive experience representing public companies. Ms. Martin holds a J.D. from McGeorge School of Law and an undergraduate degree in Anthropology from the University of California, Berkeley.
We believe Ms. Martin is qualified to serve on our board of directors based on her legal and business background including her senior management experience.
Paul Ricci has served as a member of our board of directors since May 2025. Mr. Ricci has served as an advisor to Lightspeed Venture Partners, a venture capital firm, since 2019 and as an advisor to Warburg Pincus LLC, a private equity firm, from 2018 to 2020. From 2020 to 2023, Mr. Ricci was Chief Executive Officer of Qualifacts, an electronic health records software company. Prior to that, he served as Chairman of Nuance Communications, Inc. (“Nuance”), a voice recognition and conversational AI solutions company, from March 1999 to March 2018, and additionally as Chief Executive Officer of Nuance from August 2000 to March 2018. While at Nuance, Mr. Ricci transformed the company from a small imaging software publisher into a $2 billion leading provider of conversational speech and AI solutions. During his tenure, Nuance successfully developed a pioneering healthcare technology business, became a leading global provider of customer self-service solutions, and built one of the world’s largest independent automotive software businesses.
We believe Mr. Ricci is qualified to serve on our board of directors based on his track record as a visionary leader of technology companies and his commitment to innovation, transformation and scaling of businesses.
Austin Russell served as our President and Chief Executive Officer and as Chairperson and member of our board of directors from December 2020 to May 2025 and prior to this, served as President and Chief Executive Officer of Legacy Luminar and as a member of its board of directors since founding Legacy Luminar. Mr. Russell developed his first visioning system at age 11 by building prototype supercomputers and optoelectronic systems with real-world applications in mind. He wrote his first patent application at 12, and over the next four years worked on a host of photonics and imaging related technologies before he later became an independent researcher at the Beckman Laser Institute. After being recruited to Stanford University for Applied Physics, he was awarded the Thiel Fellowship at 17 to pursue Legacy Luminar full-time with a vision to develop a new kind of sensing technology to make autonomous vehicles both safe and ubiquitous.
We believe that Mr. Russell is qualified to serve on our board of directors because he is the Company’s founder, largest stockholder and due to his operational and historical expertise gained from serving as Luminar’s President and Chief Executive Officer from Luminar’s founding to May 2025.
Dominick Schiano has served as a member of our board of directors since November 2024. From 2007 to the present, Mr. Schiano has been the President and Co-Founding Partner of Evergreen Capital Partners, LLC. Mr. Schiano founded Evergreen Capital Partners LLC to provide strategic, operational, and financial guidance to private equity firms and their portfolio companies and co-invest alongside them. Evergreen has previously been engaged by The Gores Group where Mr. Schiano was a Senior Advisor in the industrial sector, TowerBrook Capital Partners where Mr. Schiano was a member of the Management Advisory Board and by DLJ Merchant Banking Partners, the Private equity arm of Credit Suisse where he held the position of Vice Chairman – Global Industrial Partners. Prior to forming Evergreen, Mr. Schiano served as a Managing Director and member of the Investment Committee of Questor Partners Funds. Previously, Mr. Schiano served in various senior operating, finance and M&A roles in the automotive industry at Textron Inc., TRW Inc., Wickes Companies Inc., and its predecessor, Gulf+Western Industries Inc. Mr. Schiano has served on over 30 local government, private company, joint venture, public company and charitable boards. Mr. Schiano attended Long Island University, majoring in Finance, the University of Pennsylvania – Wharton School Management Development Program and the Northwestern University – Kellogg School Mergers and Acquisitions Program. He is a Six-Sigma Champion.
We believe Mr. Schiano is qualified to serve on our board of directors based on his financial and M&A expertise, his extensive experience in the automotive sector and his track record helping companies refocus their business to drive positive change.
Required Vote; Recommendation of the Board
Each director nominee elected shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE THREE CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Change in our Independent Registered Accounting Firm
On March 31, 2025, the audit committee dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm.
The reports of Deloitte on the consolidated financial statements of the Company for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2024, and December 31, 2023, and through March 31, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte and Touche’s satisfaction, would have caused Deloitte & Touche to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Appointment of KPMG LLP
On March 31, 2025, the audit committee approved the engagement of KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, and related interim periods. During the fiscal years ended December 31, 2024 and December 31, 2023, and through March 31, 2025, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The audit committee has recommended, and our Board has approved, the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are soliciting stockholder ratification of the appointment of KPMG, although stockholder ratification is not required by law. If the appointment of KPMG is not ratified at the Annual Meeting, the audit committee will consider whether to appoint a different independent registered public accounting firm.
A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services
The following table presents the aggregate fees billed by Deloitte for the years ended December 31, 2024 and 2023 (in thousands):

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$2,122	$1,930
Audit-Related Fees(2)	454	200
Tax Fees	9	—
All Other Fees(3)	2	2
Total	$2,587	$2,132
(1)Represents fees for services performed to comply with the standards established by the Public Company Accounting Oversight Board, including the audit of our consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the independent auditor reasonably can provide, such as consent and assistance with the review of our SEC filings.
(2)Represents fees and expenses related to work performed in connection with registration statements, including the issuance of a comfort letter.
(3)All Other Fees consist of accounting research tool subscription fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit‑related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.
All audit and permissible non‑audit services provided by our independent registered public accounting firm were pre-approved by our audit committee.
Required Vote; Recommendation of the Board
Approval will be obtained if the proposal receives the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and Deloitte & Touche LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2024. Our audit committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”).
Our audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
Submitted by the Audit Committee
Daniel D. Tempesta
Dominick Schiano
Matthew J. Simoncini
Jun Hong Heng (Director until May 14, 2025)

EXECUTIVE OFFICERS
Our executive officers and their ages as of June 3, 2025 and positions with Luminar are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Paul Ricci	68	Chief Executive Officer
Thomas J. Fennimore	49	Chief Financial Officer
Executive Officers
Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the executive officers and any of our directors or other executive officers.
Paul Ricci. For a brief biography of Mr. Ricci, please see “Proposal One: Election of Directors–Continuing Directors.”
Thomas J. Fennimore has served as our Chief Financial Officer since December 2020 and prior to this, held the same position with Legacy Luminar since July 2020. Prior to joining Luminar, Mr. Fennimore served as the Global Head of Automotive and the Co-Head of the Industrials Group at Jefferies Group, LLC from September 2014 to May 2020. From July 1997 to September 2014, Mr. Fennimore worked at Goldman Sachs, in a variety of roles with increasing responsibility, most notably as Global Head of Automotive and Co-Head of the Asia Industrials Group. Mr. Fennimore holds a B.A. in mathematics and a B.S. in engineering from Swarthmore College.

EXECUTIVE COMPENSATION
For 2024, our named executive officers were:

Austin Russell(1)	President and Chief Executive Officer
Thomas J. Fennimore	Chief Financial Officer
Alan Prescott(2)	Chief Legal Officer and Secretary
(1)    On May 14, 2025, Mr. Russell resigned as President and Chief Executive Officer.
(2)    Mr. Prescott served as Chief Legal Officer and Secretary through December 12, 2024.
Executive Summary
Executive Compensation Tables
2024 Summary Compensation Table
The following table sets forth information concerning the compensation of our officers who served as named executive officers during the year ended December 31, 2024.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Austin Russell	2024	$—	$—	$—	$—	$497,253	$497,253
Former President and Chief Executive Officer (5)	2023	—	—	—	—	734,499	734,499

Thomas J. Fennimore	2024	300,000	3,125,100	1,499,996	—	—	4,925,096
Chief Financial Officer	2023	300,000	1,078,576	1,464,566	—	—	2,843,142

Alan Prescott (6)	2024	300,000	1,850,000	1,754,098	—	—	3,904,098
Former Chief Legal Officer and Secretary	2023	300,000	366,531	1,464,566	—	—	2,131,097
(1)Amounts reflect salary earned during the applicable year.
(2)Amounts reflect cash bonuses earned by the applicable named executive officer in the applicable years. For Mr. Fennimore, the amount in this column reflects the following cash awards paid pursuant to his Executive Compensation Letter Agreement, subject to his continued employment on each applicable payment date: (i) a Quarterly Bonus of $75,000 in respect of each quarter of 2024, paid within 30 calendar days following the end of the quarter to which the applicable Quarterly Bonus relates, for a total amount of $300,000; (ii) a Special Bonus of $700,000, paid on each of January 15, 2024, April 15, 2024, July 15, 2024 and October 15, 2024, for a total amount of $2,800,000; and (iii) $25,100 paid in cash in lieu of 3,333 shares for the charitable donation bonus of Class A common stock using $7.53 per share as of December 5, 2024.
For Mr. Prescott, the amount in this column reflects the following cash awards pursuant to his Executive Compensation Letter Agreement, subject to his continued employment on each applicable payment date: (i) a Quarterly Bonus of $37,500 in respect of each quarter of 2024, paid within 30 calendar days following the end of the quarter to which the applicable Quarterly Bonus relates, for a total amount of $150,000; and (ii) a Special Bonus of $425,000, paid on each of January 15, 2024, April 15, 2024, July 15, 2024 and October 15, 2024, for a total amount of $1,700,000.
For more information regarding the cash awards paid to Messrs. Fennimore and Prescott for 2024 pursuant to their applicable Executive Compensation Letter Agreements, please see “Executive Compensation Letter Agreement with Messrs. Fennimore and Prescott” below.

(3)The amounts reported in this column reflect the aggregate grant date fair value for financial statement reporting purposes of restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”) granted in the applicable fiscal year as determined in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these stock awards and do not represent the actual economic value that may be realized by each named executive officer. There can be no assurance that these amounts will ever be realized. For information on the assumptions used in valuing these awards, refer to Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
For Messrs. Fennimore and Prescott, the amounts reported in this column for 2024 reflect the grant date fair value of RSUs granted to each executive with respect to the Fixed Value Equity Award set forth in their applicable Executive Compensation Letter Agreement. The Fixed Value Equity Award for each executive had a cash value of $1,500,000 and was vested on the grant date of December 5, 2024. The Fixed Value Equity Award amount of $1,500,000 was converted into 183,598 RSUs using a per share price of $8.17, which was the closing price of a LAZR share as of December 4, 2024.
In addition, for Mr. Prescott, the amount reported in this column for 2024 reflects the grant date fair value of PRSUs granted to Mr. Prescott on December 12, 2024 as set forth in his Separation Agreement. The table below sets forth the grant date fair value for the PRSUs awarded for the 2024 fiscal year based upon (i) the probable outcome of the performance conditions used for financial reporting purposes in accordance with FASB ASC 718 as of the grant date, and (ii) the maximum outcome of performance conditions under the performance-related component at the level of 150% as of the grant date.

Name	Year	Probable Outcome of Performance Conditions Grant Date Fair Value ($)	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)
Alan Prescott	2024	$254,102	$381,150
For more information regarding the equity awards granted to our executives for 2024 pursuant to their applicable Executive Compensation Letter Agreements, please see “Executive Compensation Letter Agreement with Messrs. Fennimore and Prescott” below.
(4)For Mr. Russell, the amount for 2024 represents the incremental cost to the Company of certain personal security measures considered perquisites. For more information, please see “Perquisites and Other Benefits” below.
(5)Mr. Russell resigned as President and Chief Executive Officer on May 14, 2025.
(6)Mr. Prescott, this amount reflects the severance payment set forth in Mr. Prescott’s Severance Agreement in the amount of $300,000, subject to his execution of a release of claims and satisfaction of other terms and conditions. For more information, please see “Separation Agreement with Mr. Prescott” below.
Narrative Disclosure to Summary Compensation Table
Each of our current named executive officers are employed at-will and may be terminated at any time, with or without formal cause. The terms and conditions of Mr. Fennimore’s employment are set forth in an Executive Compensation Letter Agreement. Prior to his stepping down as our Chief Legal Officer and Secretary, effective December 12, 2024, Mr. Prescott was party to an Executive Compensation Letter Agreement, and following his stepping down, he became party to a transition and separation agreement with us (the “Separation Agreement”) pursuant to which he provided transition services until his termination date on December 31, 2024. Below is a description of the arrangements with our named executive officers.

Executive Compensation Letter Agreement with Messrs. Fennimore and Prescott
On November 8, 2023, the compensation committee approved executive compensation letter agreements (the “Executive Compensation Letter Agreements”) with each of Messrs. Fennimore and Prescott, which provide for a base salary of $300,000 and certain cash and equity awards as discussed below.
Cash Awards under Executive Compensation Letter Agreement
Special Bonus. Messrs. Fennimore and Prescott were eligible to receive a one-time special bonus (the “Special Bonus”) in 2024 subject to continued service on each applicable payment date. If the executive voluntarily resigns or the Company terminates his employment for “cause” (defined to be generally consistent with the definition under the 2020 Equity Incentive Plan) within 24 months of the first payment date, the Special Bonus will be subject to a ratable clawback of the net post-tax amount paid to the executive.
Quarterly Bonus. Pursuant to the Executive Compensation Letter Agreement, Mr. Fennimore is entitled to a quarterly cash bonus (the “Quarterly Bonus”) of $75,000, commencing with the fourth quarter of 2023 and ending with the quarter ending December 31, 2029, subject to his continuous active employment through the end of each quarter. Mr. Prescott’s entitlement to a Quarterly Bonus of $37,500 commenced with the fourth quarter of 2023 and ceased upon the termination of his employment in December 2024.
Charitable Donation Bonus. For Mr. Fennimore, the Company was required to make a donation by December 5, 2024 on his behalf to a charity, educational institution, or donor advised fund, of his choosing in the amount of 50,000 shares (3,333 post-split shares) of Class A common stock of Luminar in 2024 or its cash equivalence.
Future Bonus. Beginning on January 1, 2030, Mr. Fennimore will be eligible to receive an annual discretionary performance-based cash bonus of up to $200,000, which shall be linked to mutually agreed upon stretch goals and job performance. The actual amount of the discretionary bonus, if any, will be determined by the Company in its sole and exclusive discretion, taking into account factors such as Mr. Fennimore’s job performance and the Company’s financial performance. This bonus shall be payable on a quarterly basis (up to $50,000 per quarter), provided Mr. Fennimore remain actively employed with the Company on a full-time basis through such time that the bonus is payable.
Equity Awards under Executive Compensation Letter Agreement
Fixed Value Equity Award. Pursuant to the Executive Compensation Letter Agreement, Messrs. Fennimore and Prescott were eligible to receive an annual “fixed value” RSU grant (the “Fixed Value Equity Award”) having a value of $1,500,000, subject to approval by the compensation committee and continuous service through each annual grant date, with such award being fully vested on the grant date. The number of RSUs subject to each Fixed Value Equity Award is determined on each grant date by dividing the cash value above by the closing price of a LAZR share on the last trading day immediately prior to such grant date, rounded down to the nearest whole share.
Annual Performance Award. The Executive Compensation Letter Agreement provides for an award of a number of PRSUs (each, an “Annual Performance Award”) under the 2020 Equity Incentive Plan based on actual achievement of certain performance goals established by the compensation committee (the “Annual Performance Goals”) in respect of the calendar year immediately preceding the year of grant, as follows:

Achievement of Performance Goals	Achievement of Performance Goals (as % of target)	Annual Performance Award Grant
Threshold	80%	9,167 PRSUs
Intermediate	90%	18,333 PRSUs
Target	100%	36,667 PRSUs
Intermediate	110%	40,333 PRSUs
Intermediate	120%	44,000 PRSUs
Intermediate	130%	47,667 PRSUs
Intermediate	140%	51,333 PRSUs
Maximum	150%	55,000 PRSUs
No Annual Performance Award will be granted if achievement of the applicable Annual Performance Goals is below threshold level. In the event that achievement of Annual Performance Goals with respect to any year falls between threshold and target level, or between target and maximum level, the number of PRSUs subject to the resulting Annual Performance Award grant shall be interpolated on a straight-line basis. Each Annual Performance Award will vest as to 1/3 of the PRSUs subject to the award on the date of grant, 1/3 of the PRSUs subject to the award on the January 1st of the year following the date of grant (the “Second Vesting Date”) and the remainder on the one-year anniversary of the Second Vesting Date, in each case, subject to continuous active service with the Company through each such vesting date.
Separation Agreement with Mr. Prescott
On December 6, 2024, the Company and Mr. Prescott mutually agreed that Mr. Prescott would step down as Chief Legal Officer and Secretary, effective December 12, 2024, and enter into a Separation Agreement, pursuant to which Mr. Prescott performed transition services and continued to receive his base salary through December 31, 2024.
Subject to Mr. Prescott’s execution of a release and compliance with certain restrictive covenants, among other things, the Company released Mr. Prescott from the obligation to repay the Special Bonus, and provided the following amounts derived from Mr. Prescott’s Executive Compensation Letter Agreement: (i) a $300,000 severance payment; and (ii) an Annual Performance Award for 2024 consisting of 55,000 PRSUs granted on December 12, 2024, subject to vesting based on the performance goals established by the compensation committee based on the Company’s approved operating plan in respect of the 2024 calendar year (the “2024 Performance Goals”), provided that if the compensation committee in its discretion did not certify the level of achievement of the 2024 Performance Goals or 55,000 PRSUs did not ultimately fully vest, in either case, before March 15, 2025, Mr. Prescott would be entitled to receive a cash payment equal to 55,000 less the actual number of PRSUs vested multiplied by the per share price of the Company’s Class A Common Stock as of the grant date of the PRSUs. The 2024 Performance Goals were weighted 50% based on adjusted operating loss (with a target of -$277 million), and 50% based on cash and liquidity (with a target of $151 million). On March 14, 2025, prior to finalization of the performance results against the 2024 Performance Goals, the compensation committee determined in its discretion to fully accelerate the vesting of the 55,000 PRSUs in lieu of the cash payment. Later in the first quarter of 2025, the compensation committee determined that adjusted operating loss was achieved at 98% (-$283.3 million) and cash and liquidity was achieved at 148% ($223.7 million).
General Health, Welfare, and Other Benefit Plans
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness; short- and long-term disability insurance; a health reimbursement account; a health savings account; a flexible spending account; and a tax-qualified Section 401(k) plan for which an employer match is provided.
Perquisites and Other Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to all our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his duties, to make our executive officers more efficient and effective and for recruitment and retention purposes or where we believe it is vital to the interests of the Company.
The compensation committee and the board of directors believed the safety and security of Mr. Russell, our former Chief Executive Officer and Founder, was crucial to the Company’s success. Because of his elevated profile, which benefited the Company, and based on our overall risk assessment and an independent security study conducted in 2022, we provided personal protection security for our former Chief Executive Officer. The methodology we used to value the incremental cost of providing personal security for our former Chief Executive Officer was the actual cost to us of the personal security expenses. Although we believe that the cost of the personal security measures for our former Chief Executive Officer was an appropriate and necessary business expense, we have reported the incremental cost for such services in the “All Other Compensation” column of the Summary Compensation Table.
Termination and Change in Control Benefits
Involuntary Termination
Pursuant to Mr. Fennimore’s Executive Compensation Letter Agreement, if his employment is terminated by the Company without cause or due to his death, then subject to the execution and nonrevocation of a customary severance agreement and release of all claims, (i) the Company will pay an amount equal to 12 months of his base salary, payable in a lump sum on the effective date of the release and (ii) 100% of any then-outstanding and unvested shares subject to any Annual Performance Awards granted to him will immediately vest as of the date of termination.
Change in Control
Each of Messrs. Russell and Fennimore hold a PRSU award which was granted on August 19, 2022 and is subject to certain acceleration provisions in the event of a change in control. Subject to the achievement of the Operational Milestone, the PRSUs will vest only to the extent both of the following criteria are satisfied: (i) the Service Requirement and (ii) the Stock Price Milestone, subject in each case to the executive’s continued service with the Company through each vesting date (except in certain cases of death or disability). The PRSU award provides that, subject to the executive’s continuous service with the Company through the date of a “change in control” of the Company (as defined in the 2020 Equity Incentive Plan): (i) the Service Requirement and Operational Milestone, to the extent not then achieved, will both be deemed achieved on the date of such change in control, and (ii) the greater of (1) the fair market value per share of the consideration received by the common stockholders of the Company in the change in control or (2) the most recent closing price per share of the Company’s common stock immediately prior to the consummation of the change in control, may additionally be used to satisfy a Stock Price Milestone. After giving effect to the foregoing provisions, any portion of the PRSU award that has not become vested in a change in control due to the Stock Price Milestone not being met as of the date of such change in control shall be cancelled for no consideration.
In addition, pursuant to Mr. Fennimore’s Executive Compensation Letter Agreement, in the event of a “change in control” of the Company (as defined in the 2020 Equity Incentive Plan), and subject to continuous active service through the change in control, all then-outstanding unvested Annual Performance Awards held by Mr. Fennimore will immediately vest as of such change in control.
Equity Award Timing Policies and Practices
We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee has historically granted such awards on a predetermined annual schedule. In fiscal 2024, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our named executive officers.
Outstanding Equity Awards at December 31, 2024 Fiscal Year-End
The following table sets forth information regarding each Luminar stock option and unvested Luminar RSU held by each of our named executive officers as of December 31, 2024.

	Option Awards (1)						Stock Awards (2)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Shares, Units of Stock, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Austin Russell	5/2/2022	(4)	—	—	$—	—	—	$—	720,000	$3,873,600

Thomas J. Fennimore	5/14/2020		122,678	—	25.05	5/13/2030	—	—	—	—
	7/23/2021	(5)	—	—	—	—	15,180	81,668	—	—
	8/19/2022	(4)	—	—	—	—	—	—	33,333	179,332

Alan Prescott	12/12/2024	(6)	—	—	—	—	—	—	55,000	295,900
(1)Certain stock options originally covered shares of Legacy Luminar Class A common stock, as granted pursuant to Legacy Luminar’s Amended and Restated 2015 Stock Plan (the “Legacy Luminar Stock Plan”), Luminar Stock Plan, and were assumed by Luminar in the Business Combination. All stock options are set forth above on an as-converted basis (as to both number of underlying shares and option exercise price).
(2)The amounts in this table reflect the 1-for-15 reverse stock split of the Company’s Class A Common Stock, effective November 20, 2024.
(3)Market values are based on the closing price of our common stock on the Nasdaq on December 31, 2024 ($5.38).
(4)Represents a PRSU award which is eligible to vest, if at all, only upon the achievement of certain stock price milestones as well as time-based and operational milestones. Subject to the achievement of the “Operational Milestone,” the PRSUs will vest only to the extent both of the following criteria are satisfied: (i) the “Service Requirement” and (ii) the “Stock Price Milestone,” subject in each case to the executive’s continued service with the Company through each vesting date (except in certain cases of death or disability), as follows:
Service Requirement: The service-based requirement will be satisfied as to the following percentages of the total number of PRSUs granted on each of the first seven anniversaries of the vesting commencement date: (a) 10% will vest on each of the first, second, and third anniversary, (b) 15% will vest on each of the fourth and fifth anniversaries, and (c) 20% will vest on each of the sixth and seventh anniversaries.
Stock Price Milestone: The stock price requirement will be satisfied as to a particular tranche of PRSUs upon certification that the corresponding Stock Price Milestone as to such tranche of PRSUs is achieved as of a particular date: 1/3rd of PRSUs will vest upon achievement of $50 or more, 1/3rd of PRSUs will vest upon achievement of $60 or more, and 1/3rd of PRSUs will vest upon achievement of $70 or more. The achievement of a Stock Price Milestone will also satisfy the achievement of any unachieved Stock Price Milestone for a lower-numbered tranche. Stock price will be measured based on the 90 Day VWAP.
Operational Milestone: Successful achievement of start of production for at least one major program. The Operational Milestone and the Stock Price Milestones described above must be achieved by the seven-year anniversary of the vesting commencement date, and any unvested PRSUs remaining as of the day immediately following such date shall be cancelled and forfeited without consideration.
If the executive ceases to be a service provider due to his death or disability, the Service Requirement will be deemed to be satisfied as of the termination date for that number of additional PRSUs that would have service-based vested had he continued to be a Service Provider through the 18 month anniversary of the termination date (provided that any requisite Stock Price Milestone or Operational Milestone must have been satisfied prior to the actual termination date without regard to any achievement thereof in the 18 months following such termination date).
The PRSU award further provides that, subject to the executive’s continuous service with the Company through the date of a “change in control” (as defined in the 2020 Equity Incentive Plan): (i) the Service Requirement and Operational Milestone, to the extent not then achieved, will both be deemed achieved on the date of such change in control, and (ii) the greater of (1) the fair market value per share of the consideration received by the common stockholders of the Company in the change in control or (2) the most recent closing price per share of the Company’s common stock immediately prior to the consummation of the change in control, may additionally be used to satisfy a Stock Price Milestone. After giving effect to the foregoing provisions, any portion of the PRSU award that has not become vested in a change in control due to the Stock Price Milestone not being met as of the date of such change in control shall be cancelled for no consideration.
As of December 31, 2024, the Stock Price Milestone had not been achieved, and accordingly, none of the PRSUs held by each named executive officer have vested.
As of December 31, 2024, the achievement of the Stock Price Milestone was trending below the threshold payout level and, as a result, the number of shares and the payout value are reported assuming payout at threshold award levels. The actual number of PRSUs that are eligible to vest depends on our level of achievement against the performance goals described above.
(5)Represents an RSU award which vests as follows, subject to continuous service on each vesting date: 10% of the RSU award vested on January 1, 2022; 10% of the RSU award vested on December 5, 2022; 15% of the RSU award vested on December 5, 2023; 15% of the RSU award vested on December 5, 2024; 20% of the RSU award will vest on December 5, 2025; and the remaining 30% of the RSU award will vest on December 5, 2026.

(6)Pursuant to Mr. Prescott’s Separation Agreement, Mr. Prescott was granted an Annual Performance Award for 2024 consisting of 55,000 PRSUs on December 12, 2024, subject to vesting based on the 2024 Performance Goals, provided that if the compensation committee in its discretion did not certify the level of achievement of the 2024 Performance Goals or 55,000 PRSUs did not ultimately fully vest, in either case, before March 15, 2025, Mr. Prescott would be entitled to receive a cash payment equal to 55,000 less the actual number of PRSUs vested multiplied by the per share price of the Company’s Class A Common Stock as of the grant date of the PRSUs. The 2024 Performance Goals were weighted 50% based on adjusted operating loss (with a target of -$277 million), and 50% based on cash and liquidity (with a target of $151 million). On March 14, 2025, prior to finalization of the performance results against the 2024 Performance Goals, the compensation committee determined in its discretion to fully accelerate the vesting of the 55,000 PRSUs in lieu of the cash payment. As of December 31, 2024, performance against the 2024 Performance Goals was tracking above target level of achievement. In the first quarter of 2025, the compensation committee determined that adjusted operating loss was achieved at 98% (-$283.3 million) and cash & liquidity was achieved at 148% ($223.7 million).

OTHER COMPENSATION INFORMATION
Pay Versus Performance
This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (PEO) and non-PEO named executive officers (NEOs) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934 (the “Pay Versus Performance Rules”) and does not necessarily reflect how the compensation committee evaluates compensation decisions.

Year(1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Summary Compensation Actually Paid to Non-PEO NEOs(2)(4) ($)	Value of Initial Fixed $100 Investment Based On:	Net Loss ($) (in millions)
					Total Shareholder Return(5) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2024	$497,253	$(11,893,827)	$4,287,546	$2,097,759	$2.12	$(273.1)
2023	734,499	(15,624,824)	2,487,120	970,446	19.93	(571.3)
2022	94,392,486	29,435,418	6,784,751	(10,947,549)	29.27	(445.9)
(1) The following table lists the PEO and non-PEO NEOs for each of fiscal years 2024, 2023 and 2022.

Year	PEO	Non-PEO NEOs
2024	Austin Russell	Thomas J. Fennimore and Alan Prescott
2023	Austin Russell	Thomas J. Fennimore and Alan Prescott
2022	Austin Russell	Thomas J. Fennimore and Alan Prescott
(2) The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to “Executive Compensation Tables—2024 Summary Compensation Table” for additional information).

(3) The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to Mr. Russell in accordance with the Pay Versus Performance Rules:

Equity Award Adjustments
Year	Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Compensation Actually Paid to PEO ($)
2024	$497,253	$—	$—	$(12,391,080)	$—	$—	$—	$—	$(11,893,827)
(4) The following table shows the amounts deducted from and added to the average Summary Compensation Table total compensation to calculate the average “compensation actually paid” to our non-PEO NEOs in accordance with the Pay Versus Performance Rules.

Equity Award Adjustments
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End ($)	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	$4,287,546	$(1,499,996)	$—	$(629,668)	$1,382,493	$(633,468)	$(809,148)	$—	$2,097,759
(5) Assumes $100 was invested for the period starting December 31, 2021, through the end of the listed year in a share of our common stock, and assumes reinvestment of dividends.

Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with the Pay Versus Performance Rules, the charts below illustrate how “compensation actually paid” to the NEOs aligns with the Company’s financial performance as measured by TSR and net losses.
Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid vs. Company TSR
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$(5,000,000)
$(10,000,000)
$(15,000,000)
$(20,000,000)
Compensation Actually Paid
2022
2023
2024
$2.12
$19.93
$29.27
$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
Cumulative TSR
(value of initial $100 investment)
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid and Net Loss

Compensation Actually Paid vs. Net Loss
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$(5,000,000)
$(10,000,000)
$(15,000,000)
$(20,000,000)
Compensation Actually Paid
$(100.0)
$(150.0)
$(200.0)
$(250.0)
$(300.0)
$(350.0)
$(400.0)
$(450.0)
$(500.0)
$(550.0)
$(600.0)
Net Loss (millions)
2022
2023
2024
$(445.9)
$(571.3)
$(273.1)
PEO
Average for Non-PEO NEOs
Net Loss (millions)

PROPOSAL THREE: ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and corresponding proxy rules under the Exchange Act, the Company is presenting its stockholders with an advisory (non-binding) vote on the executive compensation programs for the Company’s named executive officers (sometimes referred to as “Say on Pay”).
The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s named executive officers as described in the section titled “Executive Compensation,” including the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, in this Proxy Statement. Please read the Executive Compensation section starting on page 36 for a discussion about the Company’s executive compensation programs, including information about compensation of the Company’s named executive officers for the fiscal year ended December 31, 2024.
The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, the compensation of the Company’s board of directors, or the Company’s compensation policies as they may relate to risk management.
The compensation committee oversees and administers the Company’s executive compensation program, including the determination and implementation of the Company’s compensation philosophy, policies, and objectives. The compensation committee has designed the executive compensation program to align executive compensation with the achievement of the Company’s business goals and strategies, both short- and long-term. The compensation committee also seeks to provide executive compensation at levels that will allow the Company to continue to be able to attract and retain the best possible executive candidates.
The Company believes that the most significant components of its executive compensation program reflect sound governance practices and are consistent with industry standards. The board of directors believes that executive compensation is appropriately allocated between base salary and equity compensation opportunities so as to encourage strong short- and long-term performance, create clear alignment with stockholders and discourage excessive risk-taking. Accordingly, we are asking stockholders to vote for the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion contained under “Executive Compensation,” is hereby APPROVED”.
The vote solicited by this Proposal Three is advisory, and therefore is not binding on the Company, the Company’s board of directors or the compensation committee. The outcome of the vote will not require the Company, the board of directors or the compensation committee to take any action, and will not be construed as overruling any decision by the board of directors or the compensation committee. However, the board and compensation committee value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.
Required Vote; Recommendation of the Board
Approval will be obtained if the proposal receives the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

PROPOSAL FOUR: APPROVAL OF THE FULL ISSUANCE OF SHARES OF THE
COMPANY’S COMMON STOCK PURSUANT TO THE SERIES A CONVERTIBLE PREFERRED STOCK FINANCING
General Information About the Series A Convertible Preferred Stock Financing
As previously disclosed in a Current Report on Form 8-K filed May 21, 2025, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional accredited investors (the “Purchasers”), pursuant which the Purchasers have agreed to purchase, from time to time at the Company’s election, an aggregate of up to 200,000 shares of newly designated Series A Convertible Preferred Stock of the Company, par value $0.0001 per share, with a stated value of $1,000 per share (the “Series A Preferred Stock”), subject to certain limitations and conditions (the “Series A Financing”). Under the Purchase Agreement, we may use proceeds from the Series A Financing for general corporate purposes, which may include, subject to certain covenants set forth in the Certificate of Designations for the Series A Preferred Stock (the “Certificate of Designations”), the satisfaction of any indebtedness of the Company or any of its Subsidiaries, or the redemption or repurchase of any securities of the Company or any of its subsidiaries.
The Series A Preferred Stock we sell under the Purchase Agreement is convertible at any time at the option of holders, subject to certain beneficial ownership restrictions and volume limitations, into shares of Class A common stock, as provided in the Certificate of Designations, based on a conversion price that is the lesser of (x) a fixed conversion price of $4.752 and (y) a variable conversion price equal to 95% of the lowest VWAP (as defined in the Certificate of Designations) of our Class A common stock during the five consecutive trading day period immediately preceding, but not including, the applicable conversion date, subject to a floor conversion price of $0.792. The fixed conversion price and the floor conversion price are subject to adjustment as set forth in the Certificate of Designations.
Why Does the Company Need Stockholder Approval?
Our Class A common stock is listed on The Nasdaq Global Select Market and, as such, we are subject to the rules of The Nasdaq Stock Market LLC (“Nasdaq”). In accordance with Nasdaq Rule 5635(d), which is referred to as the “Nasdaq 20% Rule,” and under the Certificate of Designations, in no event may we issue any shares of Class A common stock upon conversion of Series A Preferred Stock that we sell under the Purchase Agreement if the issuance of such shares of Class A common stock would exceed 19.99% of the shares of Class A common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless we first obtain stockholder approval to issue shares of Class A common stock in excess of the Exchange Cap. The Company has agreed, pursuant to the Purchase Agreement, to use its reasonable best efforts to solicit such stockholder approval.
While the total number of shares of Class A common stock to be issued upon conversion of the Series A Preferred Stock is not known at this time, we anticipate issuing in excess of 8,708,464 shares of Class A common stock, which represents 19.99% of the shares of Class A common stock of the Company outstanding immediately prior to the execution of the Purchase Agreement, upon conversion of the Series A Preferred Stock issued or issuable under the Purchase Agreement, or issuable in certain circumstances as paid-in-kind dividends on the Series A Preferred Stock in accordance with the terms of the Certificate of Designations. Accordingly, in order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement and comply with certain terms set forth in the Certificate of Designations, we are seeking stockholder approval to permit the potential issuance of more than 19.99% of our outstanding Class A common stock upon the conversion of the Series A Preferred Stock issued or issuable under the Purchase Agreement and the Certificate of Designations.
Additionally, under the Certificate of Designations, we are not permitted to effect the conversion of any shares of Series A Preferred Stock held by a holder, and such holder will not have the right to convert any of its shares of Series A Preferred Stock pursuant to the Certificate of Designations, to the extent that after giving effect to such conversion, such holder, together with certain other ‘”attribution parties,” collectively would beneficially own more than 4.99% of the shares of Class A common stock outstanding immediately after giving effect to such conversion.
As of the date of this proxy statement, we have issued and sold [●] shares of Series A Preferred Stock under the Purchase Agreement, of which the Purchasers have converted [●] shares of Series A Preferred Stock into [●] shares of Class A common stock as of [●], 2025, which comprises [●]% of the shares of Class A common stock outstanding immediately prior to the execution of the Purchase Agreement.
On May 20, 2025, as a condition to the willingness of the Company and the Purchasers to enter into the Purchase Agreement and as an inducement and in consideration therefor, Austin Russell entered into a transaction support letter with us, pursuant to which Mr. Russell agreed to vote his shares of our Class B common stock in favor of this proposal to approve the issuance of shares of Class A common stock upon the conversion of the Series A Preferred Stock in excess of the Exchange Cap.
What is the Effect on Current Stockholders if Proposal Four is Approved?
If our stockholders approve this proposal, we will be able to eliminate the Exchange Cap in the Certificate of Designations and a condition precedent to additional closings of sales of Series A Preferred Stock pursuant to the Purchase Agreement and therefore would have the option to issue and sell the maximum number of shares of Series A Preferred Stock issuable thereunder, which could convert into a number of shares of Class A common stock that would exceed 19.99% of our issued and outstanding shares of Class A common stock as of the date we executed the Purchase Agreement. This would allow the Company flexibility in accessing funding under the Series A Financing for general corporate purposes, including payment of interest on debt and repaying, repurchasing, or servicing our debt, on the terms and subject to the conditions and covenants set forth in the Purchase Agreement and the Certificate of Designations. If stockholders approve Proposal Four, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require the Purchasers to purchase those additional shares of Series A Convertible Preferred Stock pursuant to the Purchase Agreement. Although the number of shares of our Class A common stock that our existing stockholders own will not decrease, the shares of our Class A common stock, as well as shares of our Class B common stock convertible into Class A common stock, owned by our existing stockholders will represent a smaller percentage of the total outstanding shares of our common stock after any such issuance. In addition, if the trading prices of our Class A common stock are low when the conversion price of the Series A Preferred Stock is determined as of any applicable conversion date, we would be required to issue a greater number of shares of Class A common stock to the holder on any such conversion, which could cause substantial dilution.
What is the Effect on Current Stockholders if the Proposal Four is NOT approved?
If our stockholders do not approve this Proposal Four, we may be limited in the amount of money we can access pursuant to the Series A Financing under the Purchase Agreement. In addition, we may default under the terms of the Certificate of Designations if we are unable to issue shares of Class A common stock upon the conversion of the Series A Preferred Stock. In such event, we would be required to pay dividends on the Series A Preferred Stock in the form of additional shares of Series A Preferred Stock. We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement or any related transaction documents. The failure of our stockholders to approve Proposal Four may result in our inability to take full advantage of the Series A Financing and thereby limit important funding that would be available to us to execute on our business plan and repay or retire our substantial indebtedness.

Required Vote
Approval will be obtained if the proposal receives the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. The Purchasers will not be entitled to vote their shares of Series A Preferred Stock or shares of Class A common stock that we have issued, or may issue, to them upon conversion of their Series A Preferred Stock to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FULL ISSUANCE OF SHARES OF THE COMPANY’S CLASS A COMMON STOCK ISSUABLE IN CONNECTION WITH THE SERIES A FINANCING, INCLUDING ANY SUCH ISSUANCE IN EXCESS OF THE EXCHANGE CAP.

PROPOSAL FIVE: APPROVAL OF AN AMENDMENT TO THE LUMINAR TECHNOLOGIES, INC. AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARE RESERVE.
This is a proposal to approve an amendment to the Luminar Technologies, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan”), to increase the authorized shares issuable under the Plan by 2,500,000 shares, as described below (the Plan, as amended, the “Amended Plan”) and make certain other administrative changes. If the stockholders approve amending the Plan, the Amended Plan will become effective upon the date of the 2025 Annual Meeting (i.e., [●], 2025).
Summary of Material Change Being Made to the Current Plan
The Amended Plan will make the following material change to the Plan:

Increase in Authorized Shares	Increase the number of shares authorized for issuance under the Plan by 2,500,000 additional shares.
Purpose of Share Reserve Increase
As of December 31, 2024, a total of 1,677,218 shares, respectively, of our Class A common stock remained available for future grants under the Plan. We believe that the current share reserve amount is insufficient to meet our future needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. We consider the Plan to be a vital element of our employee compensation program and believe that the continued ability to grant stock awards at competitive levels is in the best interest of the Company and our stockholders. Based on our expected future share usage, we estimate that the addition of 2,500,000 shares will provide us with a sufficient reserve for the next one year of grants of stock awards.
As of December 31, 2024, 2,747,727 stock awards were outstanding under the Plan, comprising of 2,682,363 restricted stock units and 65,364 stock options. As of May 23, 2025, the closing sale price of a share of the Company’s Class A common stock on The Nasdaq Global Select Market was $3.63.
Burn Rate and Equity Overhang
While the use of long-term incentives in the form of equity awards is an important part of our compensation program, we recognize that stock awards dilute existing stockholders and are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. The compensation committee regularly reviews our burn rate and equity overhang activity in order to thoughtfully manage our long-term stockholder dilution. The table below shows our burn rate and equity overhang activity relating to equity grants under the Plan since the Plan’s adoption.

2024
(a) Granted between 2021 to 2024	8,682,049
(b) Common Shares Outstanding as of December 31, 2024	41,471,691
Burn Rate (a / b)	20.9%
(c) RSUs and Stock Options Outstanding, and Shares Available for Future Awards as of December 31, 2024	4,424,945
(d) Common Shares Outstanding as of December 31, 2024	41,471,691
Overhang (c / d)	10.7%

Note Regarding Forecasts and Forward-Looking Statements
We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Proposal Five include embedded assumptions which are highly dependent on the public trading price of our Class A common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.
Best Practices
We have designed the Amended Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, officers, employees and other service providers and stockholders’ interests. These provisions include, but are not limited to, the following:
•No Discounted Options or Discounted Stock Appreciation Rights. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•No Repricing Without Stockholder Approval. The Company cannot, without stockholder approval, reduce the exercise price of a stock option or stock appreciation right, and at any time when the exercise price of a stock option or stock appreciation right is above the market value of the Company’s Class A common stock, the Company cannot, without stockholder approval, cancel and re-grant or exchange such stock option or stock appreciation right for cash, other awards or a new stock option or stock appreciation right at a lower exercise price.
•No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of an award, shares delivered to or withheld by the Company to pay withholding taxes related to an award, unissued shares resulting from the settlement of stock appreciation rights in stock, and shares withheld by the Company to pay the exercise price of any award or satisfy any tax withholding obligation do not become available for issuance as future awards under the Amended Plan.
•No Dividends on Unvested Awards. The Amended Plan provides that any dividends, distributions or dividend equivalents paid with respect to shares of common stock subject to the unvested portion of a restricted stock award or RSU will be subject to the same restrictions as the shares to which such dividends, distributions or dividend equivalents relate.
•No Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered.
•No Automatic Grants. The Amended Plan does not provide for “reload” or other automatic grants to participants.
•No Tax Gross-ups. The Amended Plan does not provide for any tax gross-ups.
•Awards Subject to Clawback. All awards granted under the Amended Plan are subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to applicable laws.

•Limit on Non-Employee Director Awards. Non-employee directors may not receive awards under the Amended Plan with a total grant date fair value that, when combined with cash compensation received for service as a non-employee director, exceeds $750,000 in a calendar year, increased to $1,000,000 in the calendar year of initial services as a non-employee director.
Board Approval of the Amended Plan
On May 27, 2025, our board of directors approved the increase in the authorized shares issuable under the Plan by 2,500,000 shares, subject to approval from our stockholders at the 2025 Annual Meeting.
Summary of the Amended Plan
The following provides a summary of the material features of the Amended Plan and its operation. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. The Amended Plan is set forth in its entirety as Appendix A to this Proxy Statement, and all descriptions of the Amended Plan contained in this Proposal Five are qualified by reference to Appendix A.
Types of Awards Available under the Amended Plan
We may grant the following types of incentive awards under the Amended Plan: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock awards; (iv) restricted stock units; (v) performance units; and (vi) performance shares.
Plan Administration
The Amended Plan will continue to be administered by the board of directors or by a committee of the board of directors (the “Administrator”). Any such committee will consist of at least two members of the board of directors, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “independent directors” within the meaning of the Listing Rules of The Nasdaq Stock Market. The Company expects the compensation committee of the board of directors will continue to administer the plan. The Administrator may delegate its duties, power and authority under the plan to any of the Company’s officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.
The Administrator has the authority to determine all provisions of incentive awards consistent with terms of the Amended Plan, including the eligible recipients who will be granted one or more incentive awards under the Amended Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The Administrator has the authority to pay the economic value of any incentive award in the form of cash, the Company’s Class A common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited “repricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended Plan and any adversely affected participant has consented to the amendment or modification.
Except in connection with certain specified changes in the Company’s corporate structure or shares, the Administrator may not, without prior approval of the Company’s stockholders, institute a program under which outstanding awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of award under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii).

Shares Available for Issuance under the Amended Plan; Evergreen Provision
The maximum number of shares of the Company’s Class A common stock reserved for issuance under the Amended Plan will be [●], plus the number of shares of common stock subject to incentive awards outstanding under any prior restatement of the Amended Plan, but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares.
The number of Class A common stock shares available for issuance under the Plan will be increased on the first day of each fiscal year of the Company, ending on (and including) the first day of the 2030 fiscal year, in an amount equal to the lesser of (i) 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, (ii) 2,666,666 shares (as adjusted for the reverse stock split effective November 20, 2024) or (iii) such number of shares determined by the board of directors.
Shares of the Company’s Class A common stock that are issued under the Amended Plan or that potentially are issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. To the extent an award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, the unissued shares that were subject thereto shall, unless the Amended Plan shall have been terminated, continue to be available under the Amended Plan for issuance pursuant to future awards. Shares issued under the Amended Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a participant ceasing to be a service provider) shall again be available for future grant under the Amended Plan. Notwithstanding anything to the contrary contained herein, the following shares shall not be added to the shares authorized for grant under the Amended Plan and shall not be available for future grants of awards: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option; (ii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award; (iii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options.
Eligibility to Receive Awards
The Administrator selects the employees, consultants and non-employee directors who will be granted awards under the Amended Plan. The actual number of employees, consultants and non-employee directors who will receive an award under the Amended Plan cannot be determined in advance because the Administrator has the discretion to select the participants. As of December 31, 2024 approximately 580 employees, 60 consultants and 8 non-employee directors were eligible to participate in the Amended Plan.
Stock Options
A stock option is the right to acquire shares of our Class A common stock at a fixed exercise price for a fixed period of time. Under the Amended Plan, the Administrator may grant nonqualified stock options and incentive stock options, subject to the share limitations described above.
Exercise Price of an Option
The exercise price to be paid by a participant at the time an option is exercised may not be less than 100 percent of the fair market value of one share of the Company’s Class A common stock on the date of grant (or 110 percent of the fair market value of one share of the Company’s Class A common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of the Company’s assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. At any time while the Company’s Class A common stock is listed on The Nasdaq Global Select Market, “fair market value” under the plan means the closing sale price of a share at the end of the regular trading session on the date of grant as reported by The Nasdaq Global Select Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of May 23, 2025, the closing sale price of a share of the Company’s Class A common stock on The Nasdaq Global Select Market was $3.63.
Payment for the Exercise Price of an Option
The total purchase price of the shares to be purchased upon exercise of an option will be paid in such manner as authorized by the Administrator and permitted by the award agreement and the Amended Plan.
Option Exercises
Options may be exercised in whole or in installments, as determined by the Administrator, and the Administrator may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy certain specified performance objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive stock option if the participant owns, directly or indirectly, more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).
Stock Appreciation Rights
A stock appreciation right is the right to receive a payment from the Company, in the form of shares of the Company’s Class A common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of the Company’s Class A common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended Plan, as may be determined by the Administrator. At the discretion of the Administrator, the payment upon stock appreciation right exercise may be in cash, in shares of equivalent value, or in some combination thereof.
The exercise price of a stock appreciation right will be determined by the Administrator, in its discretion, at the date of grant but may not be less than 100 percent of the fair market value of one share of the Company’s Class A common stock on the date of grant. However, in the event that stock appreciation rights are granted as a result of the Company’s assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the Administrator pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the Administrator in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.
Restricted Stock Awards
A restricted stock award is an award of the Company’s Class A common stock that vests at such times and in such installments as may be determined by the Administrator and, until it vests, is subject to restrictions on transferability and/or the possibility of forfeiture. The Administrator may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by the Company for a certain period or that the participant or the Company (or any subsidiary, division or other subunit of the Company) satisfy specified performance objectives.
During the period of restriction, service providers holding shares of restricted stock granted hereunder may exercise full voting rights with respect to those shares, unless the Administrator determines otherwise, and any dividends or distributions paid with respect to shares of restricted stock will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the shares of restricted stock with respect to which they were paid.
Restricted Stock Units
A restricted stock unit is a right to receive the fair market value of one or more shares of the Company’s Class A common stock, payable in cash, shares of the Company’s Class A common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified performance objectives. Restricted stock units will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended Plan, as may be determined by the Administrator.
The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of restricted stock units that may be settled in cash, in shares of equivalent value, or in some combination thereof. Any such dividend equivalents awarded with respect to restricted stock units will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock units with respect to which they were paid.
Performance Units and Performance Shares
A participant may be granted one or more performance units or performance shares under the Amended Plan, and such performance units or performance shares will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended Plan, as may be determined by the Administrator in its sole discretion, including, but not limited to, the achievement of one or more specified performance objectives.
Consequences of Changes in our Capital Structure
In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of shares, subdivision of shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of common stock or other securities of the Company or other significant corporate transaction, or other change affecting the common stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the amended Plan and/or the number, class, kind and price of securities covered by each outstanding award. This authority does not, however, permit the Administrator to take any action:
•To reserve shares or grant incentive awards in excess of the limitations provided in the Amended Plan;
•To effect any repricing of options, as discussed below;
•To grant options or stock appreciation rights having an exercise price less than 100 percent of the “fair market value” (as defined above) of one share of the Company’s common stock on the date of grant; or
•For which stockholder approval would then be required pursuant to Section 422 of the Code, the Listing Rules of Nasdaq or other applicable market or exchange.

Consequences of a Merger or Similar Transaction
In the event of a Change in Control (as defined in the Plan), each outstanding award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any participant and need not treat all outstanding awards (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Change in Control: (A) the continuation of such outstanding awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such awards; (D) the cancellation of such awards in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such awards as of the closing date of such Change in Control over (2) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the awards; provided that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Section 409A of the Internal Revenue of 1986, as amended (the “Code”) to the extent necessary to avoid taxation thereunder; or (E) the opportunity for participants to exercise the options prior to the occurrence of the Change in Control and the termination (for no consideration) upon the consummation of such Change in Control of any options not exercised prior thereto. An award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the award agreement for such award or as may be provided in any other written agreement between the Company or any affiliate and the participant.
•For purposes of the Amended Plan, a “Change in Control” of the Company occurs upon:
•The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;
•The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of common stock or (z) to a continuing or surviving entity described in the bullet above in connection with a merger, consolidation or reorganization which does not result in a Change in Control under described in the bullet above;
•A change in the effective control of the Company which occurs on the date that a majority of members of the board of directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors prior to the date of the appointment or election; or
•The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude: a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company; a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of common stock; the Company; and a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.
•A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
Transferability of Awards
Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.
Effect of Termination of Employment or Other Services
If a participant ceases to be employed by, or perform other services for the Company, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the Administrator in its discretion as set forth below. Upon termination due to death or disability, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of twelve (12) months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason other than death or disability, which is not also for “cause” (as defined in the Amended Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable, all unvested restricted stock awards, and all outstanding stock unit awards or restricted stock units, performance awards or units and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for “cause,” all rights of the participant under the Amended Plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind.
Clawback / Recovery
All awards granted under the Amended Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the board of directors may impose such other clawback, recovery or recoupment provisions in an award agreement as the board of directors determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of an event constituting “cause.” No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
Amendment and Termination
Unless terminated earlier, the Amended Plan will terminate on October 28, 2030. Incentive awards outstanding at the time the Amended Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The board of directors may suspend or terminate the Amended Plan or any portion of the Amended Plan at any time. In addition to the Administrator’s authority to amend the Amended Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the board of directors may amend the Amended Plan from time to time in order that incentive awards under the Amended Plan will conform to any change in applicable laws or regulations or in any other respect that the board of directors may deem to be in the Company’s best interests; provided, however, that no amendments to the Amended Plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of The Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Amended Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in the Company’s capitalization or a Change in Control (as defined above).
Federal Tax Consequences to Participants as a Result of Receiving an Award under the Amended Plan
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers resulting from awards granted under the Amended Plan based on federal income tax laws in effect on the date of this Proxy Statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Amended Plan.
Nonqualified Stock Options
No taxable income generally is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Incentive Stock Options
No taxable income is reportable when an incentive stock option is granted or exercised, unless the alternative minimum tax, or AMT, rules apply, in which case AMT taxation will occur in the year of exercise. If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as a capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, the participant generally will have ordinary income at the time of the sale equal to the difference between the fair market value of the shares on the exercise date, or the sale price, if less, and the exercise price of the option. Any additional gain or loss generally will be taxable at long-term or short-term capital gain rates, depending on whether the participant has held the shares for more than one year.
Restricted Stock
A participant will not recognize taxable income upon the grant of restricted stock unless the participant elects to be taxed at that time. Instead, a participant generally will recognize ordinary income at the time of vesting equal to the difference between the fair market value of the shares on the vesting date and the amount, if any, paid for the shares. However, the recipient of a restricted stock award may elect, through a filing with the Internal Revenue Service, to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.
Restricted Stock Units
A participant generally will not recognize taxable income upon grant of restricted stock units. Instead, the participant generally will recognize ordinary income at the time the restricted stock units are settled equal to the fair market value of the shares on the settlement date less the amount, if any, paid for the shares.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant of a stock appreciation right. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the difference between the fair market value of the exercised shares on the exercise date and the corresponding exercise price of the stock appreciation right. Any additional gain or loss recognized upon any later disposition of the shares would be a capital gain or loss.
Dividend Equivalents
A participant generally will recognize ordinary income each time a payment is made or shares are received pursuant to the dividend equivalent equal to the fair market value of the payment made or shares received.
Tax Effects as a Result of Grants of Awards under the Plan
We generally will be entitled to a tax deduction in connection with the vesting, settlement or exercise of an award under the Amended Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income, such as when a participant exercises a nonqualified stock option. Special rules limit the deductibility of compensation paid to our certain executive officers. In addition, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the compensation committee considers the deductibility of compensation as one factor in determining executive compensation, the compensation committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits
The Amended Plan does not provide for set benefits or amounts of awards and we have not approved any awards that are conditioned on stockholder approval of the Amended Plan. However, as discussed in further detail in the section entitled “Compensation Discussion and Analysis—Agreements with Executive Officers—Executive Compensation Letter Agreements” Mr. Fennimore is eligible to receive (i) annual “fixed value” RSU grants (the “Fixed Value Equity Awards”), with such awards being fully vested on the grant date, and (ii) annual performance-based RSU grants (the “Annual Performance Awards”) based on actual achievement of certain performance goals in respect of the calendar year immediately preceding the year of grant. In addition, as discussed in further detail in the section entitled “Director Compensation,” each of our non-employee directors is entitled to an annual grant of RSUs with a grant date fair value of $200,000 for their service on the board of directors. As of the date of the 2025 Annual Meeting, such awards will be granted under the Amended Plan if the plan is approved.
The following table summarizes the RSU grants that our named executive officers and current non-employee directors as a group will receive if they remain a director following the 2024 Annual Meeting. It also highlights the fact that none of our employees will receive any set benefits or awards that are conditioned upon stockholder approval of the Amended Plan. All other future awards to directors, executive officers, employees and consultants under the Amended Plan are discretionary and cannot be determined at this time.

Name and position	Dollar Value ($)		Number of Shares/Units
Thomas J. Fennimore	—		36,667	(1)
Chief Financial Officer

All current executive officers as a group (1 person)	$—		36,667

All current directors who are not executive officers as a group (8 persons) (1)	$1,600,000	(2)	—	(2)

All employees, including all current officers who are not executive officers, as a group	$—		—
(1)Subject to approval by the compensation committee and the executive’s continued service through the grant date, Mr. Fennimore will be eligible to receive an Annual Performance Award covering a specified number of RSUs on or about March 1, 2026, based on actual achievement of certain performance goals in respect of the 2025 calendar year, pursuant to the Amended Plan and the Executive Compensation Letter Agreement. The number of shares subject to Mr. Fennimore’s Annual Performance Award will not be determinable until the grant date. The amount shown reflects achievement of the performance goals at target, which will result in an Annual Performance Award of 36,667 RSUs being granted to Mr. Fennimore, pursuant to the Executive Compensation Letter Agreement. The maximum number of shares potentially issuable pursuant to the Annual Performance Award equals 150% of target. The dollar value of the Annual Performance Award will be determined based on the closing price of our common stock on the date of grant and therefore cannot be calculated at this time.
(2)The number of shares subject to each non-employee director’s RSU award will not be determinable until the grant date. Assuming each of the eight non-employee director nominees are elected at the Annual Meeting, the amount reflects the standard annual equity award of $200,000 granted to each non-employee director under the terms of the Amended Plan.

Historical Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the Plan, since it originally became effective through May 19, 2025.

Name and position (1)	Number of Shares/Units Covered by Awards (3)
Thomas J. Fennimore	353,625
Chief Financial Officer

All current executive officers as a group (1 person)	353,625

All current directors who are not executive officers as a group (8 persons) (2)	114,510

All employees, including all current officers who are not executive officers, as a group	9,964,112
(1)No awards have been granted under the Plan to any associate of any of our directors (including nominees) or executive officers, and no person (other than Mr. Russell) received more than 5% of the total awards granted under the Plan since its inception.
(2)All the non-employee directors who are nominees for election as a director are included within this group. The total number of shares subject to stock awards that have been granted to each director on an individual basis are as follows: Alec Gores: 13,079; Dr. Mary Lou Jepsen: 14,255; Dr. Shaun Maguire: 13,665; Katharine A. Martin: 14,387; Dominick Schiano 30,915; Matthew Simoncini: 13,573; and Daniel Tempesta: 14,636.
(3)These stock awards consist of restricted stock units and performance-based RSUs awards. The number of performance-based RSU awards included in the table assumes achievement at target.

Equity Compensation Plan Information
We currently maintain the following equity compensation plans that provide for the issuance of shares of our Class A common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: our Management Longer Term Equity Incentive Plan, our 2020 Equity Incentive Plan and our Employee Stock Purchase Plan (“ESPP”).
The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued. The table does not include information with respect to shares subject to outstanding awards granted under the Legacy Luminar Stock Plan, which was assumed by us in connection with the Business Combination.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options and vesting of RSUs		Weighted‑average exercise price of outstanding options ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	2,747,727		22	(2)	3,764,359	(3)
Equity compensation plans not approved by security holders	—	(1)	—		—
Total	2,747,727		—		3,764,359
(1)Excludes outstanding options to acquire 346,843 shares of Class A common stock with weighted average exercise price of $25.29 that were assumed by us in connection with the Business Combination. For more information regarding the Legacy Luminar Stock Plan, please see, “Note 12. Stock-based Compensation” in the Notes to Consolidated Financial Statements in our financial statements for the year ended December 31, 2024 in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2025.
(2)Outstanding awards of restricted stock units have no exercise price.
(3)Includes 1,721,249 shares available for issuance under the Management Longer Term Equity Incentive Plan, 1,677,218 shares available for issuance under the 2020 Equity Incentive Plan and 365,892 shares available for issuance under the ESPP. The number of shares available for issuance under the Management Longer Term Equity Plan will automatically increase in one-sixth increments upon the occurrence of each of six distinct triggering events, which occur if the Common Share Price (as defined in the Management Longer Term Equity Incentive Plan) is greater than $465, $510, $555, $600, $645 and $690, respectively. The number of shares available for issuance under the 2020 Equity Incentive Plan will automatically increase on the first day of each fiscal year in an amount equal to the lesser of (i) 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year, (ii) 2,666,666 shares or (iii) such number of shares determined by the board of directors.
Considerations of the Board
We believe that the increase in the reserve of common stock available under the Amended Plan will enable us to continue to grant equity awards to executives, other eligible employees, our consultants and non-employee directors. Our employees and consultants are our most valuable asset. Equity awards such as those provided under the Amended Plan will substantially assist us in continuing to attract and retain employees, consultants and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees and consultants to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees, consultants and non-employee directors. If our stockholders do not approve this Proposal Five, then the share increase described above will not become effective.

Required Vote; Recommendation of the Board
Approval will be obtained if the proposal receives the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL FIVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of May 15, 2025 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock;
•each of our directors and director nominees named in this proxy statement;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of May 15, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The beneficial ownership percentages set forth in the table below are based on 46,878,823 shares of common stock outstanding, comprised of 42,006,245 shares of Class A common stock and 4,872,578 shares of Class B common stock outstanding as of May 15, 2025.
Unless otherwise indicated and subject to applicable community property laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Luminar Technologies, Inc., 2603 Discovery Drive, Suite 100, Orlando, FL 32826.

	Class A		Class B		% of Total Voting Power**
Name and Address of Beneficial Owners	Number of Shares	%	Number of Shares	%
Current Directors, Nominees and Named Executive Officers
Thomas J. Fennimore(1)	239,835	*	—	—	*
Alan Prescott(2)	207,088	*	—	—	*
Alec E. Gores(3)	347,732	*	—	—	*
Mary Lou Jepsen, PhD	14,932	*	—	—	*
Shaun Maguire, PhD	14,213	*	—	—	*
Katharine A. Martin	15,055	*	—	—	*
Paul Ricci	—	—%	—	—	*
Austin Russell	—	—%	4,872,578	100%	53.7%
Dominick Schiano	266	*	—	—	*
Matthew J. Simoncini(4)	39,239	*	—	—	*
Daniel D. Tempesta	17,691	*	—	—	*
All Directors and Current Executive Officers as a Group (10 Individuals)	688,963	5.0%	4,872,578	100%	76.0%
* Less than one percent.
**    Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Each share of Class B common stock is entitled to ten votes per share and each share of Class A common stock is entitled to one vote per share.
(1)Includes 122,678 shares of Class A common stock subject to Mr. Fennimore’s outstanding stock options, which are fully vested and exercisable as of May 15, 2025.
(2)On December 6, 2024, Mr. Prescott stepped down as Chief Legal Officer and Secretary, effective December 12, 2024.
(3)Consists of (i) 305,626 shares of Class A common stock held by AEG Holdings, LLC, (ii) 10,168 shares held by Pacific Credit Corp., (iii) 16,543 shares held by NBI Irrevocable Trust No.5, a trust of which the beneficiary is one of the children of Mr. Gores who is a member of his household, (iv) 10,000 shares held by NBI Irrevocable Trust No. 6, a trust of which the beneficiary is one of the children of Mr. Gores who is a member of his household and (v) 5,395 shares directly held. Mr. Gores is the managing member of AEG Holdings, LLC. As such, he may be deemed to have beneficial ownership of the securities beneficially owned by AEG Holdings, LLC. The address for AEG Holdings, LLC is 6260 Lookout Road, Boulder, CO 80301. Mr. Gores has pledged 315,795 shares of his Class A common stock pursuant to a credit line with a third party.
(4)Consists of (i) 16,521 shares of Class A common stock held by Mr. Simoncini and 22,718 shares of Class A common stock subject to Mr. Simoncini’s outstanding stock option, which is fully vested and exercisable as of March 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors–Director Compensation,” respectively, the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:
•we, have been or are to be a participant;
•the amounts involved exceeded or exceeds $120,000; and
•any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
From time to time, we may have employees who are related to our executive officers or directors. Michael Russell, the father of Austin Russell, the former President and Chief Executive Officer of the Company, has served as the Head of Corporate Real Estate and Facilities of the Company from January 1, 2024 to present. Prior to this role, Mr. Russell served as an advisor at the Company from 2020 to December 2023. In 2024, Mr. Russell received an annual salary of $225,000 with an equity award of $1,500,000 in Company’s common stock, vesting over four years at the rate of 25% of the total number of equity award shares. From August 7, 2023 to January 3, 2025, Brian Katz, the brother of Alan Prescott, former Chief Legal Officer and Secretary of the Company, served as Head of Data and Partnerships (Insurance). In each of 2023 and 2024, Mr. Katz received an annualized salary of $225,000, with a fixed value equity award of $25,000 in Company’s common stock per year for four years, and in 2023 he was granted a standard equity award of $750,000 of Company’s common stock, vesting over four years at the rate of 25% of the total number of equity award shares. The foregoing compensation was established in accordance with Luminar’s employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions.
Related Party Transactions Policy
Our board of directors has adopted a written related party transactions policy. The policy provides that officers, directors, holders of more than 5% of any class of the Company’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with the Company without the prior consent of the audit committee, or other independent members of the Board in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for the Company to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.

ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Luminar Technologies, Inc.
2603 Discovery Drive
Orlando, Florida 32826
Attn: Investor Relations
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is also available at https://investors.luminartech.com under the “SEC Filings” section of our investor website.
OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in this proxy statement and accompanying proxy card. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,

Paul Ricci
Chief Executive Officer
Orlando, Florida
[●], 2025

APPENDIX A

LUMINAR TECHNOLOGIES, INC.
AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN
1.    Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company’s stockholders, and (c) to promote the success of the Company’s business. This Plan, as amended and restated, was approved by the Administrator on May 27, 2025 and approved by the stockholders of the Company on [●].
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.
2.    Definitions. As used herein, the following definitions will apply:
(a)    “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)    “Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and/or one or more Subsidiaries own a controlling interest.
(c)    “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Parent or Subsidiary of the Company, as such laws, rules, and regulations shall be in effect from time to time.
(d)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(e)    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f)    “Board” means the Board of Directors of the Company.
(g)    “Cause” means, with respect to the termination of a Participant’s status as a Service Provider, except as otherwise defined in an Award Agreement, (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place): (A) any material breach by Participant of any material written agreement between Participant and the Company; (B) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (C) neglect or persistent unsatisfactory performance of Participant’s duties; (D) Participant’s repeated failure to follow reasonable and lawful instructions from the

Board or Chief Executive Officer; (E) Participant’s indictment for, conviction of, or plea of guilty or nolo contendre to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (F) Participant’s commission of or participation in an act of fraud against the Company; (G) Participant’s intentional material damage to the Company’s business, property or reputation; or (H) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. For purposes of clarity, a termination without “Cause” does not include any termination that occurs solely as a result of Participant’s death or Disability. The determination as to whether a Participant’s status as a Service Provider for purposes of the Plan has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability (or that of any Parent or Subsidiary or any successor thereto, as appropriate) to terminate a Participant’s employment or consulting relationship at any time, subject to Applicable Laws.
(h)    “Change in Control” except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:
(i)    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;
(ii)    The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock or (z) to a continuing or surviving entity described in Section 2(h)(i) in connection with a merger, consolidation or reorganization which does not result in a Change in Control under Section 2(h)(i));
(iii)    A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or
(iv)    The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:
(1)    a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company;

(2)    a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock;
(3)    the Company; and
(4)    a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(i)    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(j)    “Code Section 409A” means Code Section 409A, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(k)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(l)    “Common Stock” means the Class A common stock of the Company.
(m)    “Company” means Luminar Technologies, Inc., a Delaware corporation, or any successor thereto.
(n)    “Director” means a member of the Board.
(o)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p)    “Effective Date” means December 2, 2020.
(q)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)    “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii)

cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (A) any action described in Section 14 or any action taken in connection with a Change in Control transaction nor (B) any transfer or other disposition permitted under Section 13. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Administrator in its sole discretion without approval by the Company’s stockholders.
(t)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable (or the closing price on the most recent prior trading day, if no sales were reported on the day of determination);
(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Administrator deems reliable; or
(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws and regulations and in a manner that complies with Code Section 409A.
(u)    “Fiscal Year” means the fiscal year of the Company.
(v)    “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(w)    “Independent Contractor” means any person, including an advisor, consultant or agent, engaged by the Company or a Parent or Subsidiary to render services to such entity or who renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services, in each case, other than an Employee.
(x)    “Inside Director” means a Director who is an Employee.
(y)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(z)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(aa)    “Option” means a stock option granted pursuant to the Plan.
(bb)    “Outside Director” means a Director who is not an Employee.
(cc)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(dd)    “Participant” means the holder of an outstanding Award.
(ee)     “Performance Goal” means a formula or standard determined by the Administrator with respect to each Performance Period based on one or more of the following criteria and any adjustment(s) thereto established by the Administrator: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; and (27) enterprise resource planning. Awards issued to Participants may take into account other criteria (including subjective criteria). Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (iii) on a per share and/or share per capita basis, (iv) against the performance of the Company as a whole or against any affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company or individual project company, (v) on a pre-tax or after-tax basis, and/or (vi) using an actual foreign exchange rate or on a foreign exchange neutral basis.
(ff)    “Performance Period” means the time period during which the Performance Goals or other vesting provisions must be satisfied for Performance Shares or Performance Units.
(gg)    “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(hh)    “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(ii)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(jj)    “Plan” means this Amended and Restated 2020 Equity Incentive Plan.

(kk)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan.
(ll)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(mm)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(nn)    “Section 16(b)” means Section 16(b) of the Exchange Act.
(oo)    “Service Provider” means an Employee, Director or Independent Contractor.
(pp)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(qq)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(rr)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(ss)    “Tax-Related Items” means income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account or other tax-related items.
3.    Stock Subject to the Plan.
(a)    Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be [●] Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, subject to the provisions of Section 14 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in this Section 3(a) plus, to the extent allowable under Section 422 of the Code and the regulations promulgated thereunder, any Shares that again become available for issuance pursuant to Sections 3(b) and 3(c).
(b)    Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year and ending on (and including) the first day of the 2030 Fiscal Year, in an amount equal to the lesser of (i) 5% of the outstanding shares of Company common stock on the last day of the immediately preceding Fiscal Year, (ii) 2,666,666 Shares or (iii) such number of Shares determined by the Board.
(c)    Lapsed Awards. To the extent an Award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a Participant ceasing to be a Service Provider) shall again be available for future grant under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options.
4.    Administration of the Plan.
(a)    Procedure.
(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan, as may be determined from time to time by the Board.
(ii)    Rule 16b-3. To the extent determined desirable by the Board to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)    Other Administration. Other than as provided above, the Plan will be administered by the Board or, to the extent determined by the Board, a Committee, which committee will be constituted to satisfy Applicable Laws.
(b)    Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:
(i)    to determine the Fair Market Value in accordance with Section 2(c);
(ii)    to select the Service Providers to whom Awards may be granted hereunder;
(iii)    to determine the number of Shares to be covered by each Award granted hereunder;
(iv)    to approve forms of Award Agreements for use under the Plan;
(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi)    to institute and determine the terms and conditions of an Exchange Program; provided, however, that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Company’s stockholders;
(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying applicable non-U.S. laws, for qualifying for favorable tax treatment under applicable non-U.S. laws or facilitating compliance with non-U.S. laws (sub-plans may be created for any of these purposes);
(ix)    to modify or amend each Award (subject to Section 21 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to accelerate vesting and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);
(x)    to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;
(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.
(c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
(d)    Delegation by the Administrator. To the extent permitted by Applicable Laws, the Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company.
5.    Award Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.    Stock Options.
(a)    Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. With respect to the Committee’s authority in Section 4(b)(ix), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to Section 4(b)(ix) shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder.
(b)    Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c)    Option Exercise Price and Consideration.
(i)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1)    In the case of an Incentive Stock Option
(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2)    In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(3)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check; (3) promissory note (to the extent permitted by Applicable Laws and the Administrator); (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d)    Exercise of Option.
(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death, Disability or Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v)    Termination for Cause. If a Participant ceases to be a Service Provider as a result of being terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the Participant being first notified of his or her termination for Cause and the Participant will be prohibited from exercising his or her Option from and after the date of such termination. All the Participant’s rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant will be terminated for Cause.
7.    Restricted Stock.
(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)    Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e)    Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)    Dividends and Other Distributions. During the Period of Restriction, any dividends or distributions paid with respect to Shares of Restricted Stock will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the Shares of Restricted Stock with respect to which they were paid.
(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued shares to the Company and again will become available for grant under the Plan.
8.    Restricted Stock Units.
(a)    Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock

Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.
(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Administrator in its discretion.
(c)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)    Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof. Any such dividend equivalents awarded with respect to Restricted Stock Units will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the Restricted Stock Units with respect to which they were paid.
(e)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement, which shall specify whether earned Restricted Stock Units may be settled in cash, Shares, or a combination of both.
(f)    Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested, unlapsed unearned Restricted Stock Units will be forfeited to the Company for future issuance.
9.    Stock Appreciation Rights.
(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)    Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)    Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)    Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.
(f)    Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.    Performance Units and Performance Shares.
(a)    Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b)    Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)    Performance Goals and Other Terms. The Administrator will set Performance Goals or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Without limiting the foregoing, the Administrator shall adjust any Performance Goals or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.
(d)    Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any Performance Goals or other vesting provisions for such Performance Unit/Share.
(e)    Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made upon the time set forth in the applicable Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)    Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11.    Outside Director Limitations. No Outside Director may receive Awards under the Plan with a total grant date fair value that, when combined with cash compensation received for service as an Outside Director, exceeds $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as an Outside Director. Grant date fair value for purposes of Awards to Outside Directors under the Plan will be determined as follows: (a) for Options and Stock Appreciation Rights, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or Stock Appreciation Right and (b) for all other Awards other than Options and Stock Appreciation Rights, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was an Independent Contractor but not an Outside Director will not count for purposes of the limitations set forth in this Section 11.
12.    Leaves of Absence/Transfer Between Locations. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by Applicable Laws). A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Participant’s employer or (b) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.
13.    Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)    Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award. Notwithstanding the forgoing, all adjustments under this Section 14 shall be made in a manner that does not result in taxation under Code Section 409A.
(b)    Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such proposed action.
(c)    Change in Control. In the event of a Change in Control, each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Change in Control: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Change in Control over (2) the exercise price or purchase price paid or to be paid (if any) for the Shares subject to the Awards; provided that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder; or (E) the opportunity for Participants to exercise the Options prior to the occurrence of the Change in Control and the termination (for no consideration) upon the consummation of such Change in Control of any Options not exercised prior thereto. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
15.    Tax.
(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items or other items that are required to be withheld or deducted or otherwise applicable with respect to such Award.
(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares, or (iii) delivering to the Company already-owned Shares; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. Except as otherwise determined by the Administrator, the Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the amounts are required to be withheld or deducted.
(c)    Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of the application of Code Section 409A.
16.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Subsidiary or Affiliate, nor will they interfere in any way with the Participant’s right or the Company’s or any Subsidiary or Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18.    Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
19.    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
20.    Term of Plan. Subject to Section 24 of the Plan, this Plan will become effective as of the Effective Date. The Plan will continue in effect for a term of ten (10) years measured from the earlier of the date the Board approves this Plan or the approval of this Plan by the Company’s stockholders, unless terminated earlier under Section 21 of the Plan.
21.    Amendment and Termination of the Plan.
(a)    Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

22.    Conditions Upon Issuance of Shares.
(a)    Legal Compliance. Shares will not be issued pursuant to the exercise or vesting (as applicable) of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
23.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.
24.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
25.    Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

VOTE BY INTERNET

Before the Meeting – Go to: www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [•], 2025 for shares held directly and by 11:59 p.m. Eastern Time on [•], 2025 for shares held in the Luminar 401(k) of Luminar Technologies, Inc. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www. [•]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up to 11:59 p.m. Eastern Time on [•], 2025 for shares held directly and by 11:59 p.m. Eastern Time on [•], 2025 for shares held in the Luminar 401(k) of Luminar Technologies, Inc. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

LUMINAR TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three Class II directors to hold office until the 2028 annual meeting of stockholders or until their respective successors are elected and qualified:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

1) Alec E. Gores
2) Matthew J. Simoncini
3) Daniel D. Tempesta

The Board of Directors recommends you vote FOR the following proposals:

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

LUMINAR TECHNOLOGIES, INC.
Annual Meeting
[●], 2025 11:00 AM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas J. Fennimore, Alexander Fishkin or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock, Class B Common Stock and Series A Convertible Preferred Stock of LUMINAR TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting to be held at 11:00 a.m. EDT on [●], 2025, at www.virtualshareholdermeeting.com/LAZR2025, and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are each authorized to vote upon other business as may properly come before the Annual Meeting.

(Continued and to be signed on reverse side)